As filed with the Securities and Exchange Commission on April 29, 2022

Registration No.         333- 163878

        811- 22370

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 12

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 14

SEPARATE ACCOUNT VA FF

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

6400 C Street SW

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Life Insurance Company

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

                 immediately upon filing pursuant to paragraph (b) of Rule 485

    x           on May 1, 2022 pursuant to paragraph (b) of Rule 485

                 60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

SecurePath for Life Product

May 1, 2022

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in all jurisdictions, including New York. The Contract may be offered as an individual annuity Contract or as an interest in a group annuity Contract. (When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity Contract.) Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the Contract form for the name of the Company issuing the Contract.

This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The SecurePath for Life Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.

The Contracts are sold by the Company to retirement Plans and Accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make Contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the SecurePath for Life Product is available to fund:

•	an employment based retirement Plan or arrangement;
•	a custodial Account established as an Individual Retirement (“IRA”), that holds an annuity.

Your Contributions into the Contract will be directed to a Variable Investment Option based upon your age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No.  44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to Participants invest in underlying target retirement date mutual funds. Currently, Participant Contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through The Vanguard Group, Inc.

If you are a new investor in the Contract, you may return your Contract for a refund within a prescribed period, which is generally 10 days after you receive the Contract though may be longer based on state law. This cancellation privilege may not be available for certain employment-based retirement plans. If you are eligible to and elect to cancel the Contract, the amount of the refund will generally be the Account Value, which is equal to your Contributions plus or minus accumulated gains or losses in the Variable Investment Option you were invested. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Table of Contents

GLOSSARY

The following is a glossary of key terms used in this prospectus. These terms may be used throughout this prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.

Account: An Account maintained for a Contractholder or Participant, as applicable, in which is recorded the number of Units held.

Account Value: The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.

Accumulation Period: The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.

Annual Period: Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.

Annual Step-Up: The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.

Annuity Purchase Date: The date a Participant elects to purchase a Fixed Annuity.

Beneficiary: The person(s) or entity that a Participant selects to receive the Death Benefit.

Benefit Age: The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.

Blended Guaranteed Income Rate: A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Guaranteed Income Amount — Blended Guaranteed Income Rate.”

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The individual or group variable annuity Contracts offered by the Company as described in this prospectus.

Contractholder: The individual, employer, trust or association to which an annuity Contract has been issued.

Contributions: The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant Contributions, Plan sponsor Contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.

Death Benefit: Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the Death Benefit.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal:     A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See Guaranteed Lifetime Withdrawal Benefit.

Fixed Annuity:    An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate Account.

Guaranteed Income Amount: Under the terms of the SecurePath for Life Product, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied

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by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See Guaranteed Lifetime Withdrawal Benefit.

Guaranteed Income Rate: The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based upon:

(i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.

Guaranteed Income Rate Table: A table of Guaranteed Income Rates applicable under the SecurePath for Life Product, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.

Guarantee Value: The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and

(iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See Guaranteed Income Amount — Portability.

Income Base: The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See Guaranteed Income Amount — Income Base.

Income Base Adjustment: The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See Guaranteed Lifetime Withdrawal Benefit.

Incremental Contribution: That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.

IRA: An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial Account established as an IRA.

Lock-In Date: The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.

Maturity Date: The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.

Outstanding Excess Withdrawals: The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.

Participant: An individual Participant under a Contract issued to or adopted by the individual’s employer or Plan sponsor or an individual participating under a Contract issued to a custodial Account established as an IRA.

Plan: A retirement Plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Plan Participants.

Pooled Account: For TFLIC Contracts – Contributions allocated to the Variable Investment Options are held by TFLIC in a separate Account called TFLIC Pooled Account No. 44 For TLIC Contracts -Contributions allocated to the Variable Investment Options are held by TLIC in a separate Account called Separate Account VA FF. A Pooled Account is a segregated asset Account of the Company; its assets are not commingled with the general assets and obligations of the Company.

Portfolio Company(ies): The investment Company(ies) made available as Investment Options under the Contract. Also referred to as underlying fund portfolios.

SecurePath Service Center: Participants should contact their retirement services provider at the following address and phone number:

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Transamerica Retirement Solutions 6400 C Street SW

Cedar Rapids, IA 52499 (800)-755-5801

Settlement Phase: A Participant’s interest in the SecurePath for Life Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See Guaranteed Lifetime Withdrawal Benefit.

Statement of Additional Information: A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the Securities and Exchange Commission, and it is legally a part of this prospectus.

Subaccount: A Subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.

Target Date Funds: The Vanguard Target Retirement Funds, which are registered mutual funds made available by The Vanguard Group, Inc.

TCI: Transamerica Capital, Inc., a registered broker-dealer, and an affiliate of the Company.

TFLIC: Transamerica Financial Life Insurance Company, a New York life insurance company.

TLIC: Transamerica Life Insurance Company, an Iowa life insurance company.

Unit: The measure by which a Participant’s Account Value is determined.

Underlying Funds: The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See Variable Investment Options.

Variable Investment Option: When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Pooled Account. The division of the Pooled Account that invests in a particular Underlying Fund may also be referred to as a subaccount of the Pooled Account.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawal	There are no withdrawal fees, surrender fees, or redemption fees under the Contract.
Transaction Charges	There are no transaction charges under the Contract.
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

				Annuity Contract Fee Table and Expense Examples Appendix- PortfolioCompanies/Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.45%	1.95%
	Annual Contract Fee(2)	None	$50
	Investment Options(3) (annual portfolio company/investment option expenses)	0.07%	0.54%
	Optional Benefit Expenses	None
	(1) As a percentage of average Account Value. This percentage includes the Mortality and Expense Risk Charge, Administrative Fee and Guaranteed Withdrawal Benefit Charge.
	(2) Assessed annually.
	(3) As a percentage of Portfolio Company assets..

This Contract is not customizable because the Guaranteed Income Benefit is not optional and the Variable Investment Option that your Account Value is allocated is determined by your birth date. However, we have presented the following table to show you the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,557	Highest Annual Cost: $2,351

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive Portfolio Company fees and expenses

•  No optional benefits

•  No sales charges

•  No additional Contributions, transfers, or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of optional benefits and Portfolio Company fees and expenses

•  No optional benefits

•  No sales charges

•  No additional Contributions, transfers, or withdrawals

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	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts.

The benefits of tax deferral, long-term income, and a guaranteed lifetime withdrawal benefit are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract TAX INFORMATION
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the subaccount that are invested. Each subaccount has its own unique risks. You should review the subaccount that you will be invested before making an investment decision.	APPENDIXPORTFOLIOCOMPANIES/INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Insurance Company Risks	An investment in the Contract is subject to the risks related to
Transamerica Financial Life Insurance Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-
paying ability. More information about Transamerica Life Insurance
Company, including our financial strength ratings, is available by visiting
	trsretire.com or calling toll-free (800) 755-5801.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
	RESTRICTIONS	Location in Prospectus
Investments	You will be assigned to a Variable Investment Option and will not be permitted to transfer your Account Value between Variable Investment Options available under the Contract. We reserve the right to remove or substitute the Portfolio Companies/ Investment Options that are available as Investment Options under the Contract .	Rights Reserved by theCompany
Optional Benefits	There are no optional benefits available under the Contract.
	TAXES	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchased the Contract through a tax-qualified Plan or individual retirement Account (IRA), you do not get any additional tax deferral. Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.	TAX INFORMATION
	CONFLICT OF INTEREST	Location in Prospectus

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Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contract to investors in the form of commissions and other incentives. This conflict of interest may influence your investment professional to recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new Contract rather than continue to own your existing Contract.	TAX INFORMATION

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OVERVIEW OF THE CONTRACT

Purpose

The Secure Path For Life Contract (the “Contract”) is designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation (“NQDC”) Contracts.

The Contract includes a guaranteed lifetime withdrawal benefit and is designed to provide an annual income amount for life and may be appropriate for you if you intend to take periodic withdrawals from your Account and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income. The Contract is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long investment horizon. Although you have the ability to take withdrawals and/or surrender the Contract at any time during the accumulation phase, the Contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term will reduce your Income Base which can reduce the Guaranteed Income Amount you are entitled. Thus, the Contract features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Contract, has a long investment horizon, and has purchased the Contract for retirement purposes or other long-term financial planning purposes.

Phases of the Contract

The Contract, like all deferred annuity contracts, has two phases: the accumulation (or savings) phase and the annuitization (or income) phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The annuitization phase occurs when you annuitize the Contract and begin receiving regular annuity payments from your Contract. The money you accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

Accumulation (Savings) Phase. With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make Contributions pursuant to the terms and conditions of Your Plan. A list of portfolios in Appendix: Portfolio Companies/Investment Options Available Under the Contract which you will be invested is provided in the back of this Prospectus. See Variable Investment Options section and “Appendix: Portfolio Companies/Investment Options Available Under the Contract.” Each Portfolio has its own investment strategies, risks; investment adviser, expense ratio and performance history.

Annuitization (Income) Phase. The annuitization (income) phase occurs when you annuitize your Contract and income payments begin for a period of years or for your life. Once you annuitize, you will be unable to make withdrawals, and the death benefit and your guaranteed lifetime withdrawal benefit will terminate.

Primary Contract Features

Accessing Your Money. Before you Annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59 1⁄2. Additionally, if you take a withdrawal before your Lock-In Date or your take an Excess Withdrawal after Your Lock-In Date, the guaranteed income amount that you may receive under the living benefit will be reduced.

Guaranteed Lifetime Withdrawal Benefit. The Contract provides a benefit that permits a Participant who has elected to “lock-in” a guaranteed lifetime withdrawal benefit under the Contract and receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life. The withdrawals are first taken from your Account and, if necessary, as payments from the Company. You must be at least age 55 to elect a Lock-In Date. These withdrawals from the Account are guaranteed by the Company.

Retirement Plan Product. The Contract is primarily designed to be purchased by an employer for use in a Plan, however it is also offered as an IRA. .If you purchase the Contract within your Plan, you will be subject to the terms and conditions of your Plan and applicable law, which may limit your ability to take certain actions under the Contract.

Death Benefit. If you die before the Annuity Purchase Date, subject to the terms of your Plan, the Account Value will be paid to your Beneficiary. If the Account Value has been reduced to zero, no death benefit is payable. Certain retirement

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arrangements may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the Contract and to receive payments of the Guaranteed Income Amount.

Loan Provisions. While the Contract does not permit loans, your Plan may permit you to take a loan. If so, your Account Value will be considered in determining the amount available for a Plan loan, but amounts will not be withdrawn from the Account Value in order to fund the Plan loan. As a result, you may be required to initiate a transfer out of the Contract, which will affect the amounts you may receive under the guaranteed lifetime withdrawal benefit.

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ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES

The following table describes the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to the Contract specifications page for information about the specific fees you will pay each year.

Transaction Expenses

	Maximum	Current
Annual Contract Fee(1)	$50	$0
Pooled Account Annual Expenses (as a percentage of average Account Value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(2)	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

(1) We reserve the right to deduct an annual Contract charge of up to $50 in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future

(2) The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.

ANNUAL PORTFOLIO COMPANY/INVESTMENT OPTION EXPENSES:

The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses may be found under Appendix: Portfolio Companies/Investment Options Available Under the Contract.

	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses	0.30%	0.96%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursements	0.06%	0.99%

Expense Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include transaction expenses, the annual Contract expenses and annual Underlying Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value or that you annuitize the Contract at the end of the period. The example also assumes that your investment has a 5% return each year, and assumes the maximum fees and expenses of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

•	Example 1 (assumes you pay the Maximum Contract Expenses and Maximum Underlying Fund Fees)

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$2,351	$7,244	$12,403	$26,559

•	Example 2 (assumes you pay the Current Contract Expenses and Minimum Underlying Fund Fees)

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$1,557	$4,834	$8,342	$18,235

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss. You can lose money by purchasing this Contract, including loss of your original investment. The Contract is not a deposit or obligation or, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation(FDIC), the Federal Reserve Board, or any other government agency.

Risk as Short-Term Investment Vehicle. The Contract is not intended to serve as a short-term investment vehicle and appropriate if you are seeking retirement income or you want to meet other long-term objectives. You should discuss with your financial professional whether the Contract is appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information.

Retirement Plan Risk. If you are a participant in a Plan, your Plan, as the Contractholder, may exercise certain rights under the Contract that may affect you, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by the Contract, including the receipt of the Guaranteed Income Amount.

Risks of Fee and Expense Increases. You should consider the Contract’s investment and income benefits as well as its costs. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.

Investment and Asset Allocation Risks. Because your Account Value will be invested in a single Variable Account Option, you are assuming investment risk, which means that you bear the risk of poor performance of the Variable Investment Option that you are invested. The risk of loss varies with each Underlying Fund. This risk could have a negative impact on the Guaranteed Income Amount available under the Contract. The Underlying Fund for each Variable Investment Option is a target date fund that allocates its assets among other mutual funds and that becomes more conservative as it nears the target retirement date. As result, each Underlying Fund is subject to asset allocation risk, which is the chance that the selection of underlying mutual funds by an Underlying Fund, and the allocation of assets to them, will cause the Underlying Fund to underperform other funds with a similar investment objective.

Withdrawal Risk. You should carefully consider the potential negative impacts of withdrawals from the Contract. In addition to the potential tax consequences of early withdrawals, which are discussed below, the amount of future income you may receive under the guaranteed lifetime withdrawal benefit will be reduced when you take a withdrawal prior to the Lock-In Date or if you take withdrawals in excess of the Guaranteed Income Amount for a given year. A total withdrawal (surrender) will result in the termination of your Contract.

Investment Restrictions. Because the Contract includes the a guaranteed lifetime withdrawal benefit, you are restricted from selecting a Variable Investment Option. Instead, your Account Value will be invested in a Variable Investment Option that is based on your birth year, and you will not be able to transfer Account Value to any other Variable Investment Options available under the Contract. This restriction is intended to protect us financially, in that it reduces the likelihood that we will have to pay guaranteed benefits from our own assets. This restriction could result in an opportUnity cost–—in the form of Underlying Funds that you did not invest in that ultimately generated superior investment performance. Thus, you should consider the Underlying Fund restriction when deciding whether to purchase the Contract.

Risks of Managing General Account Assets. The general Account assets of The Company are used to support the payment of guaranteed benefits under the Contract. To the extent that the Company is required to pay amounts in addition to the Contract Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Insurance Company Risk. Investment in the Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are backed by our claims paying ability and financial strength. You must look at our strength with regard to such guarantees. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Pooled Account.

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Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains. It is important to know that if you are purchasing the Contract with assets in a qualified Plan or IRA, those assets are already tax-deferred and that tax deferral feature of the Contract does not provide an additional benefit to that already offered by your Plan or IRA.

Cybersecurity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

Business Continuity Risks

Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity Plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

TRANSAMERICA LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT, AND PORTFOLIO COMPANIES

The Company

We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

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Financial Condition of the Company

The Company pays benefits under your Contract from its general Account assets and/or from your Account Value held in the Pooled Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Pooled Account

A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Pooled Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Pooled Account. These assets are segregated and insulated from the Company’s general Account, and may not be charged with liabilities arising from any other business that the Company may conduct.

Assets in the General Account

Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general Account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general Account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.

The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general Account assets.

The Company’s Financial Condition

As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the Contractual obligations of its general Account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected Contract and claims payments. In addition, the Company hedges its investments in its general Account, and may require purchasers of certain of the variable insurance products that it offers to allocate premium payments and Contract value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments. The Company may also experience liquidity risk if its general Account assets cannot be readily converted into cash to meet obligations to its Contract owners or to provide the collateral necessary to finance its business operations.

How to Obtain More Information

The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with Accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with Accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at: www.sec.gov. The Company’s financial strength ratings which reflect the opinions of leading independent rating agencies of its ability to meet its obligations to its Contract owners, are available on its website: www.transamerica.com/individual/what-we-do/about-us/financial-strength, and the websites of these nationally recognized statistical ratings organizations — A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and Standard & Poor’s Rating Services (www.standardandpoors.com).

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THE SEPARATE ACCOUNT

The Pooled Account

TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts it issues in all jurisdictions except New York. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a Unit investment trust, which is a type of investment company.

TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a Unit investment trust, which is a type of investment company.

The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into Account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general Account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.

When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.

The Contracts

Variable Annuity Contracts

The SecurePath for Life Product is a variable annuity Contract issued by the Company. Currently, the SecurePath for Life Product is available to fund: (i) an employment based retirement Plan or arrangement; and (ii) a custodial Account established as an IRA that holds an annuity.

The SecurePath for Life Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company.

The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if

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required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.

Eligible Purchasers

The Contracts are designed and offered as funding vehicles for retirement Plans or Accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial Accounts established as IRAs and certain employment based retirement Plans and arrangements.

Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in an annuity Contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement Plans or Accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

Ownership

With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, the Company will waive any minimum investment requirements to establish an IRA. A Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract after a forced distribution will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

With respect to IRA Contracts, the Contract is issued to a custodial Account established as an IRA. The Contract may be issued as an individual annuity Contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision- making rights under the Contract.

Contributions

The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is generally required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to the terms of an employer-sponsored Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See Tax Information for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA.

Contracts issued in respect of 401(a), 401(k), 403(b) and 457 Plans will accept Contributions attributable to employer or employee Contributions to the Plan, rollovers or transfers to the Plan, or reallocations of existing Account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.

An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.

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All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA. Please refer to Contributions for additional information.

Rights of the Participant under the Contract

The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.

Rights Upon Suspension of Contract or Termination of Plan

Retirement Plan Contracts

In the event that Contributions under a Contract are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Account applied under one of the following options if available under the terms of the Plan: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) to be transferred to an alternate funding vehicle, or (4) to purchase deferred paid-up annuity benefits for Participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the con’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

IRA Contracts

For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision making authority with respect to the IRA Account.

All Contracts

If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.

Failure of Qualification

In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract. A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement Plan arrangements as well as the provisions of the Code. Retirement Plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Transfers and Withdrawals” for additional

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information.

Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by the Company

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:

(1)	To operate the Variable Investment Options in any form permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or in any other form permitted by law;

(2)	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3)	To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more separate Accounts, or to add, combine or remove Variable Investment Options;

(4)	To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and

(5)

To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.

The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

PURCHASE

Contributions

A minimum Account Value of $2,000 is generally required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product, and a Participant in a Plan may direct both vested and unvested amounts to the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future Contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such Contributions as a Contribution to the SecurePath for Life Product only after they accumulate to the applicable minimum. Currently, a Participant must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under

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applicable state law from requiring such prior approval.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the SecurePath for Life Product will also be required to make a corresponding change to any allocation of future Contributions to the Contract to another investment option available under the Plan.

All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon    certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.

To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.

Age Restrictions

For certain Contracts, a Participant may only make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the SecurePath for Life Product without age restriction.

Allocation of Contributions

Upon receipt of a Contribution (in good order at the SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.

A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.

Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.

At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement Plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.

Determination of Account Value

The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.

A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.

The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where

(a)	equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and

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(b)	equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and

(c)	equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.

The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.

Investment Options

Variable Investment Options

Upon selecting participation in the SecurePath for Life Product, your Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, you will be assigned to a Variable Investment Option based on your birth year. This Variable Investment Option in turn invests in an Underlying Fund, which is a target date fund. You may not select another Variable Investment Option available under the Contract, and will not have the opportUnity to transfer to another Variable Investment Option.

The following table shows how you would be assigned to a particular Variable Investment Option, and also shows the corresponding Target Date Fund for that Variable Investment Option and its respective target asset allocations as of January 31, 2022. Please see the underlying Target Date Funds’ prospectus and/or supplements for any updates to these target allocations. Information is provided for all Target Date Funds that may become available under the Contract.

Birth Year of Participant	Variable Investment Option	Underlying Fund (Investor Share Class)	Underlying Fund Target Asset Allocation
1947 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund	~30% in stocks / ~70% in bonds and short-term investments
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund	~30% in stocks / ~70% in bonds and short-term investments
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund	~49% in stocks /~51% in bonds and short-term investments
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund	~60% in stocks /~40% in bonds and short-term investments
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund	~70% in stocks /~30% in bonds and short-term investments
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund	~75% in stocks /~25% in bonds and short-term investments
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund	~80% in stocks /~20% in bonds and short-term investments
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund	~90% in stocks / ~10% in bonds and short-term investments
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund	~90% in stocks /~10% in bonds and short-term investments

Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. Each Target Date Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks.

The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date. The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that

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the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Target Date Fund’s name, the Target Date Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Date Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit.

In addition, information regarding each underlying fund portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix - Portfolios Available Under the Policy. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800)525-6205 or by visiting our website at http://dfinview.com/Transamerica/TAHD/89352F657?site=VAVUL

Money Market Variable Investment Option for Temporary Investment

The Money Market Variable Investment Option is not currently available for Contributions, but may be used for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

In order to avoid the Money Market Fund (i.e., the Underlying Fund of the Money Market Investment Option) from having a negative yield, its investment adviser, Transamerica Asset Management, Inc. (“TAM”) or an affiliate, may waive fees or reimburse the fund’s expenses. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Money Market Fund to TAM or its affiliates. There is no guarantee that the fund will be able to avoid a negative yield.

Substitution

The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.

When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.

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EXPENSES

Transaction Expenses

Transfers

Participants will be assigned to a Variable Investment Option based on birth year. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportUnity to transfer to another Variable Investment Option.

Withdrawals

A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.

The SecurePath for Life Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See Guaranteed Income Amount.

Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement Plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.

If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.

There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the SecurePath for Life Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the prospectus, since fees and expenses may change as provided under Insurance and Administrative Charges.

Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See Tax Information below.

Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.

Retirement Plan Loans

Certain retirement Plan arrangements may permit Participant loans. A Participant’s Account Value in the SecurePath for Life Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the SecurePath for Life Product in order to fund a Plan loan. As a result, a Plan Participant may be required to initiate a transfer out of the SecurePath for Life Product, if the Participant wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the

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Participant’s standing directions for allocating Plan Contributions. If the Participant has directed certain amounts to be invested in the SecurePath for Life Product, such repayment amounts will be treated as new Contributions to the SecurePath for Life Product.

Payment of Withdrawal Amount

The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.

Automatic Withdrawals

The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.

At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.

Suspension of Payments or Transfers

The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers of Account Value for any period when (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the Securities and Exchange Commission (SEC) has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or Death Benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.

BASE CONTRACT EXPENSES

Insurance and Administrative Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and Accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.

If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.

The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal,    on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

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	Maximum	Current

Mortality and Expense Risk Fees	0.10%	0.10%

Administrative Fees	0.45%	0.45%

Guaranteed Income Benefit Charge	1.40%	0.90%

Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so. Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of retirement Plan or program, including IRAs.

Annual Contract Charge

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.

The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of Participants with large Account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.

Underlying Fund Fees

When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ prospectus dated January 31, 2021, the total annual fund operating expenses for each of the Target Date Funds ranges from 0.12% to 0.15%. This range reflects operating expenses incurred by the Target Date Funds during their last fiscal year end. Actual Target Date Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.

Transamerica BlackRock Government Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total annual portfolio operating expenses of 0.54% for the fiscal year ended December 31, 2021.

Premium Tax

Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.

Retirement Plan Fees and Credits

A Participant in a Plan may be subject to administrative fees or charges that are levied against the Accounts of Participants in the Plan, including Participant head charges and Plan service fees. Any such administrative fees would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant Accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant Accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.

General Description of the Contract

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Ownership

You, as Owner of the Contract, exercise all rights under the Contract. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Contract. An ownership change may be a taxable event.

Beneficiary

The Beneficiary is named through documentation signed with the Plan or IRA Account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center. If the Participant elects joint coverage under the Contract, the spouse must be named as the Beneficiary of the Account. If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the standard benefits available under the Contract. There are no optional benefits available under the Contract.

Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/ Limitations
Guaranteed Lifetime Withdrawal Benefit	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single or joint life.	1.95%

•  Must be 50 years of age to invest and begin to grow the Income base needed to realize Benefit.

•  Benefit may be activated as early as age 55.

•  Benefit terminates upon annuitization.

•  Investment option is limited to a designated Underlying Target Date Fund based on your birth year and scheduled retirement date (age 65).

•  Taking a withdrawal before locking in the benefit reduces the Guaranteed Income Amount.

•  Taking withdrawals in excess of the Guaranteed Income Amount will reduce the Income Base, which will reduce future income payments.

Death Benefit	Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary.	No Charge	Only payable if the Participant dies before theAnnuity Purchase Date,

Guaranteed Lifetime Withdrawal Benefit

The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up , if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.

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The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.

Please note:

•

A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

•

A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Annuity Options- (The Income Phase).”

Income Base

The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a Death Benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.

When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Contribution made to the SecurePath for Life Product, including new Contributions and transfers made from other investment options available in the Participant’s retirement Account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see Withdrawals below). Transfers out of the SecurePath for Life Product to other investment options offered in a retirement Plan or IRA constitute withdrawals for the purposes of this determination.

Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.

If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”

To see several examples of how the Income Base is calculated, see Example 1 in the section titled Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.

Timing of Income Base Updates

Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.

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Guaranteed Income Rate Table

The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.

The Guaranteed Income Rate Table currently in effect as of the date of this prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).

Age at Lock- In Date	Single Life	Joint Coverage(1)(2)	Age at Lock- In Date	Single Life	Joint Coverage(1)(2)
< 50	N/A	N/A	65	4.50%	4.00%
50-54	N/A	3.00%	66	4.60%	4.10%
55	3.50%	3.00%	67	4.70%	4.20%
56	3.60%	3.10%	68	4.80%	4.30%
57	3.70%	3.20%	69	4.90%	4.40%
58	3.80%	3.30%	70	5.00%	4.50%
59	3.90%	3.40%	70	5.10%	4.60%
60	4.00%	3.50%	72	5.20%	4.70%
61	4.10%	3.60%	73	5.30%	4.80%
62	4.20%	3.70%	74	5.40%	4.90%
63	4.30%	3.80%	75	5.50%	5.00%
64	4.40%	3.90%

(1) Based upon the age of the Younger Spouse

(2) A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.

An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.

Blended Guaranteed Income Rate

A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the Contract (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

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The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:

(A+B+C…)         divided by the     Sum of All Incremental Contributions (after giving effect to the new

                                                         Incremental Contributions), where

A =	Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1

B =	Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2

C =	Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.

To see several examples of how the Blended Guaranteed Income Rate is calculated, see Example 2 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”

If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See Contributions After the Lock-In Date for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.

Lock-In of Guaranteed Income Amount

The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.

The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.

A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 1/2. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a Lock-In Date cannot be changed.

At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.

Contributions After the Lock-In Date

After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the

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Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of the new Contribution that is an Incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed    Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.

To see several examples of the impact of Contributions made after the Lock-In Date, see Example 3 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”

Election of Joint Coverage

On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.

Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	100,000
Guaranteed Income Rate* (from Table above):	3.10%
Guaranteed Income Amount:	$3,100

* Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

Joint coverage can only apply to the person a Participant is legally married to, including a same-gender spouse, on the Lock-In Date. Additionally, joint coverage can only apply in a retirement Account if the spouse has also been designated as the Beneficiary of the Plan or IRA Account. The Company must receive proof of marriage and proof of the spouse’s age in order to establish joint coverage. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit.

The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.

If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement Account.

Withdrawals

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A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement Plan arrangement (See “Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.

In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last Business Day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.

An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed lifetime withdrawal benefit.

An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.

To see an example of the impact of taking a Withdrawal after the Lock-In Date, see Example 4 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”

A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer Contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.

Required Minimum Distributions

Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement Account owner must withdraw annually, generally starting with the year that he or she reaches 72 years of age under current Internal Revenue Code requirements (or age 70 1⁄2 if the retirement Account owner attained 70 1⁄2 before 1/1/2020). In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.

A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD Amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.

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Example:

Annual Period:	January 16, 2022- January 15, 2023

Guaranteed Income Amount:	$5,000

Required Minimum Distribution (for calendar year 2021):	$10,000

Withdrawal on July 1, 2022:	$2,500

Withdrawal on September 1, 2022:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD Amount for calendar year 2022 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, 2022 through January 15, 2023 is $5,000. The Participant withdraws $2,500 on July 1, 2021, and then subsequently withdraws $2,500 on September 1, 2022. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.

During the 4th quarter of each year, the Company will determine whether an adequate RMD Amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement Account balance. The Company will then make a distribution of any remaining RMD Amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement Plan administrator. This additional RMD Amount will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement Plan Account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.

Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD Amount taken prior to the Lock-In Date will be considered an Excess Withdrawal.

Portability

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount.

Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.

In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA will receive the greater of the Account Value or the Guarantee Value. Upon such a forced distribution, the Company will waive any minimum investment requirement to establish an IRA. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

Settlement Phase

After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period

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after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.

During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including Death Benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a Participant cannot purchase an annuity option once the Settlement Phase begins.

During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other Account information relating to a Participant’s Plan or IRA retirement Account will no longer reflect an investment in the SecurePath for Life Product.

Termination of Benefit

A Participant’s Guaranteed Income Amount benefit terminates:

(a)	If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;

(b)	Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);

(c)	Upon the Participant’s election to begin receiving a Fixed Annuity;

(d)

Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

ANNUITAZATION (THE INCOME PHASE)

The SecurePath for Life Product offers a guaranteed lifetime withdrawal benefit, described under “Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Because of the guaranteed lifetime withdrawal benefit offered under the SecurePath for Life Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.

Annuity Purchase Date

The Annuity Purchase Date is the date the Company receives (in good order at the SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement Plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement Plan arrangement, a Participant may not be eligible    to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.

Fixed Annuity

Fixed Annuity payments are not made from the Pooled Account assets but are made from the general Account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general Account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general Account registered as an investment company under the 1940 Act.

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Accordingly, neither the general Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this prospectus that relate to the Fixed Annuity payments and interests in the general Account. Disclosures regarding Fixed Annuity payments and the general Account in this prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i)

Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

(ii)

Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the Beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(iii)

Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the Purchase Payment, any difference is paid in a lump sum to the Beneficiary.

(iv)

Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the Beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.

(v)

Joint and Survivor Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Joint and Survivor Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(vi)

Joint and Survivor Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated Beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Joint and Survivor Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date, provided that the annuity purchase rates for these Fixed Annuity benefits shall not exceed the maximum rates set forth in the

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Contract. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date of this prospectus, for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.

Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one Beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving Beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.

Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the Beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company receives (in good order at the SecurePath Service Center) written notice of the Beneficiary’s election to receive the commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.

Maturity Date

Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Joint and Survivor Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.

DEATH BENEFIT

Calculation of Death Benefit

If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no Death Benefit is payable.

Beneficiary

The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA Account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center.

If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.

If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.

Payment Options

Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump

35

sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.

Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.

In addition, the surviving spouse of a Participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased Participant, including the ability to name a new Beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the Participant. A surviving spouse of a Participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See Guaranteed Lifetime Withdrawal Benefit.

The information below generally applies to Participants who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with your tax advisor for information relating to required post-death distributions for a Participant who died prior to 2020 or for information specific to your own unique situation.

Upon a Participant’s death, if the Participant does not have a beneficiary who is an individual, the Participant’s entire interest in the Contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Participant died before the Participant was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Participant’s death if the Participant died after the Participant was required to begin receiving distributions under the contract. An exception may apply if the beneficiary is a trust and all of the trust beneficiaries are individuals. If the Participant has a Beneficiary, who is an individual, but is not an eligible designated beneficiary, the Participant’s entire interest in the Contract must generally be distributed by the end of the calendar year ending ten years after the date of death

If the Participant has a Beneficiary who is an eligible designated beneficiary, the eligible designated beneficiary may choose to receive the Participant’s interest under the contract either:

●	by the end of the calendar year ending ten years after the date of death

●

as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Participant’s death

An eligible designated beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Participant’s death:

●	is the Participant’s spouse

●	the Participant’s child who has not reached majority, but any remaining interest must be distributed within 10 years of the child reaches majority

●	is disabled within the meaning of IRC section 72(m)(7)

●	is chronically ill individual within the meaning of section 7702B(c)(2)

●	is not more than 10 years younger than the employee

If the Beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 72 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.

If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section 401(k) Contracts, the underlying Plan should be consulted to determine the options available.

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LOANS

No Loans are available on this Contract.

TAX INFORMATION

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.

Tax Treatment of the Company

TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a Unit investment trust, which is a type of investment company.

TLIC is taxed as a life insurance company under the Code. TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a Unit investment trust, which is a type of investment company.

The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into Account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions generally offset any taxable income generated by the Pooled Account.

In General

The Contracts are designed for use in connection with certain types of retirement Plans that receive favorable treatment under the Code. Numerous special tax rules apply to the Participants in Plans and IRAs and to Contracts used in connection with the Plans and IRAs. Violation of these rules can cause the Plan or IRA to lose its tax favored status under the Code. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Plans and IRAs. State income tax rules applicable to Plans and IRAs often differ from federal income tax rules, and this prospectus does not describe any of these differences. Prospective purchasers of this Contract should seek competent advice.

Guaranteed Lifetime Withdrawal Benefit

One of the principal features of the Contract is a guaranteed lifetime withdrawal benefit (“GLWB”). There is no authoritative guidance from the IRS or Treasury on the effects on a Plan of the purchase of an annuity Contract with a GLWB feature. The following discussion identifies certain issues relating to the GLWB feature of the Contract that the Plan fiduciary should consider before purchasing a Contract. This discussion is not intended to be exhaustive. Plan fiduciaries should consult a tax and/or legal advisor before purchasing the Contract because the purchase the Contract could affect the qualification of the Contract and/or the Plan associated with the Contract.

Certain types of Plans are subject to nondiscrimination rules, which generally require that benefits, rights or features of the Plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a Plan, a prospective Plan fiduciary should consider the effect of the requirement that any Contributions after the Lock-In Date are subject to a minimum Contribution of $5,000 on the Plan’s compliance with applicable nondiscrimination requirements. In addition, a prospective Plan fiduciary should consider whether the age limitations applicable to Participants who wish to contribute to the Contract and the Target Date Funds in which these Contributions will be invested could affect the Plan’s compliance with the nondiscrimination rules.

Certain types of Plans are subject to qualified joint and survivor annuity rules under Sections 401(a)(11) and 417 of the Code (“QJSA rules”), which provide rights to a spouse or former spouse of a Participant in certain circumstances. In

37

such a case, the Participant may need the consent of the spouse or former spouse to change annuity options or to make a withdrawal or surrender the Contract. Although the manner in which the QJSA rules apply to the GLWB feature of the Contract is unclear, the Company believes that spousal consent is required at the time the Participant makes an election for single or joint life coverage. Plan fiduciaries should consider whether the Contract complies with these rules. In this regard, we are treating the Lock-In Date as the annuity starting date for purposes of obtaining the spousal consent required under the QJSA rules.

A prospective Plan fiduciary should also consider how the GLWB feature affects a Plan’s compliance with the nonforfeiture rules. For example, it is unclear whether the GLWB feature is part of the “balance of the employee’s Account” within the meaning of Section 411(a)(7) of the Code, and, if so, whether a discontinuance or adjustment in the GLWB (such as upon the Participant taking an “excess” withdrawal) could result in an impermissible forfeiture under Section 411(a) of the Code. The Company believes that even if the GLWB feature is part of the “balance of the employee’s Account” there would be no impermissible forfeiture in these circumstances. In addition, it is unclear how certain aspects of the GLWB affect the calculation of any Required Minimum Distribution (“RMD”) amount or whether any increase in any GLWB benefit due to any income enhancement feature is permitted under RMD rules. The Participant should consult with a tax qualified tax advisor before effecting an income enhancement.

Section 403(b) Annuities

Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make Contributions to the Contract or the employer may agree with the Participant that in return for employer Contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. Generally, no federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant. Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $19,500 for 2020 and 2021 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension Plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit Contributions by or on behalf of a Participant to the lesser of $58,000 for 2021 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation.

Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $6,500 for 2021(an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.

Under the Contract exchange rules established for the applicable 403(b) Plan, an exchange of a Section 403(b) annuity Contract held under a Section 403(b) Plan for another Section 403(b) annuity Contract held under that Section 403(b) Plan may qualify as a tax-free exchange. A “exchange within the same 403(b) Plan” must meet the following conditions: (i) the 403(b) Plan under which the Contract is issued must permit Contract exchanges;(ii) immediately after the exchange the accumulated benefit of the Participant (or Beneficiary of a deceased Participant) is at least equal to the Participant’s (or Beneficiary’s) accumulated benefit immediately before the exchange (taking into Account the accumulated benefit of that Participant (or Beneficiary) under both section 403(b) Contracts immediately before the exchange); (iii) the Contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the Contract being exchanged; and (iv) the employer sponsoring the 403(b) Plan and the issuer of the Contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed generally to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

When a Participant takes a distribution from a 403(b) Plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements

38

set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 72 (age 70 1⁄2 if the Participant attained 70 1⁄2 prior to 1/1/2020) however.

If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a Beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her Beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or

(8) in certain other circumstances.

Restrictions on Withdrawals of Elective Contributions

Any funds in the Participant’s Account balance attributable to pre-tax salary reduction Contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own Contributions exclusive of earnings). Funds in the Participant’s Account balance attributable to employer Contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make Contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual Contributions to a defined Contribution Plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of the $57,000 for 2020 and $58,000 for 2021 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) Plan, the annual deferral limit for the Participant’s elective Contributions under Section 402(g) of the Code is $19,500 for 2021 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 403(b) Plan, a simplified employee pension Plan, or other tax deferred annuity. In addition, Participants may make after-tax Contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $6,500 in 2021 2021(an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When a Participant takes a distribution from 401(a) Plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the Plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See Income Tax Withholding. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

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Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make Contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the Contributions for federal income tax purposes.    For 2021, a Participant’s total IRA Contributions cannot exceed the lesser of $6,000 ($7,000 if age 50 or older), or the Participant’s taxable compensation for the year. For 2020, total Contributions to all of the Participant’s IRAs cannot exceed the lesser of $6,600 ($7,000 if age 50 or older), or the Participant’s taxable compensation for the year. The IRA Contribution limit does not apply to rollover Contributions or qualified reservist repayments. If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did. The combined amount of Contributions cannot exceed the taxable compensation reported on the joint tax return.

No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant. . However, “excess Contributions” to an IRA are taxed at 6% per year as long as the excess amounts remain in the IRA. An excess IRA Contribution can occur by: (1) contributing more than the IRA Contribution limit; (2) making a Contribution to a traditional IRA at age 70 1⁄2 or if the Participant attained age 70 1⁄2 prior to 1/1/2020); or (3) making an improper rollover Contribution to an IRA. In order to avoid the excess Contributions tax the Participants must withdraw the excess Contribution (along with any income earned on the excess Contribution) by the due date of his/her individual income tax return (including extensions). Note, any earned income on excess Contributions that is withdrawn will be subject to income tax, including (if applicable) the tax on premature distributions if received prior to attainment of age 59 1⁄2, unless an exception applies (see below).

When a Participant takes a distribution from an IRA or a qualified Plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a Beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her Beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 lifetime maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

Section 408A (Roth IRA) Contracts

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as traditional IRAs, but differ in several respects. Contributions to a Roth IRA are not deductible. However, “qualified distributions” from a Roth IRA will be excludable from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a Contribution to any Roth IRA established for the Participant was made. Second, the distribution must be either made after the Participant attains the age of 59 1/2; (2) made after the Participant’s death; (3) attributable to the Participant being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. Distributions other than qualified distributions may be includible in income and subject to a 10% penalty tax. Special rules apply to rollovers to Roth IRAs from eligible retirement Plans and IRAs and from designated Roth Accounts under eligible retirement Plans. Only one rollover per year is permitted between IRAs, including Roth IRAs.

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Section 457 Plans

Section 457 of the Code allows employees of or independent Contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation Plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $19,500 for 2020 and for 2021 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on Plan terms, Section 457 Plans may also allow additional catch-up Contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).

Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) Plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.

Minimum Distribution Requirements

Distributions from a Plan or traditional IRA generally must begin no later than the April 1st of the calendar year following the year in which the Participant attains age 72 (or 70 1⁄2 if he/she attained 70 1⁄2 prior to 1/1/2020) or for Plans, the year in which he or she retires (if later than age 72 (or 70 1⁄2 if he/she attained 70 1⁄2 prior to 1/1/2020). If the actual distributions from a traditional IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount. Roth IRA’s are not subject to the required minimum distribution rules while the owner is alive.

Minimum distributions are also required upon the death of the Participant. These required distributions depend on the Beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date. In addition, the value of the guaranteed lifetime withdrawal benefit may need to be taken into Account when determining the required minimum distributions in certain circumstances.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her Beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of age 72 (or 70 1⁄2 if he/she attained 70 1⁄2 prior to 1/1/2020) (or retirement) or death; or (iii)  made on Account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.

Such withholding will apply even if the distribution is rolled over into another Plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other Plan. A direct transfer to the new Plan can be made only in accordance with the terms of the old Plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

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OTHER INFORMATION

Sending Forms and Transaction Requests in Good Order

The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the dated signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Misstatements of Age or Sex

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another Beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product     to reasonably conform to the correct facts.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate Account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Householding

The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the SecurePath Service Center.

Availability of Electronic Documents

Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive Account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.

Distribution of the Contracts

TCI will act as the principal underwriter and distributor of the Contracts. TCI or other authorized broker- dealers which enter into an agreement with TCI will perform sales and marketing functions relative to the Contracts. TCI is a broker-dealer registered with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCI is 1801

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California Street, Suite 5200, Denver, CO 80202. The Contracts are wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI who may be insurance agents licensed by an insurance company other than the Company. TCI has authorized its affiliated broker-dealer, Transamerica Investors Securities Corporation (“TISC”) to sell the Contracts and also to perform certain distribution functions on behalf of TCI. TISC may also enter into selling agreements with other broker-dealers for the sale of the Contracts.

The Company no longer pays commission compensation on sales of the Contracts. While commission compensation is not paid, broker-dealers who sell the Contracts may receive the following compensation from TCI, TISC or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCI, TISC or their affiliates. TCI, TISC or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates.

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APPENDIX-

PORTFOLIO COMPANIES/INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of current Portfolio Companies available under the Contract which are subject to change as discussed in this prospectus. Depending on the separate Account of your Contract, you may not be able to invest in certain portfolio companies/investment options

Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

More information about the Portfolio Companies/ Investment Options is available in the prospectuses for the Portfolio Companies/ Investment Options, which may be amended from time to time and can be found online at trsretire.com. You can also request this information at no cost by calling our Administrative Office at 1-(800) 755-5801.

The current expenses and performance as of 12/31/2021 below reflects fee and expenses of the Portfolio Companies/ Investment Options, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company/Investment Option’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company/ Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1 Year	5 Years	10 Years
Seeks to provide current income and some capital appreciation by investing in Vanguard index funds.	Vanguard Target Retirement Income Fund Advisor: The Vanguard Group, Inc.	0.12%	5.25%	6.85%	5.88%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2015 Fund Advisor: The Vanguard Group, Inc	0.12%	5.78%	7.71%	7.46%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2020 Fund Advisor: The Vanguard Group, Inc	0.13%	8.17%	9.26%	8.71%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2025 Fund Advisor: The Vanguard Group, Inc	0.13%	9.80%	10.35%	9.60%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2030 Fund Advisor: The Vanguard Group, Inc.	0.13%	11.38%	11.23%	10.36%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2035Fund Advisor: The Vanguard Group, Inc	0.14%	12.96%	12.06%	11.10%

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Investment Objective	Portfolio Company/ Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1 Year	5 Years	10 Years
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2040 Fund Advisor The Vanguard Group, Inc	0.14%	14.56%	12.88%	11.69%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2045 Fund Advisor The Vanguard Group, Inc	0.15%	16.16%	13.55%	12.04%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2050 Fund Advisor: The Vanguard Group, Inc	0.15%	16.41%	13.62%	12.07%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Transamerica BlackRock Government Money Market VP-Service Class Advisor: BlackRock Investment Management, LLC	0.07%	0.00%	0.54%	0.27%

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APPENDIX

EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT CALCULATIONS

Example 1: Participant Has Not Established a Lock-In Date

2022 Transactions – Withdrawal with No Income Base Adjustment. This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 (i.e., $30,000 minus $6,000 [the amount of the transfer])). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in 2022, the Account Value had grown to $27,000 due to market appreciation. The Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

Initial Contribution	$25,000
Initial Income Base	$25,000
Transfer out of Account (consisting of an Excess Withdrawal)	$6,000
Account Value on transfer date (before transfer)	$30,000
Ratio of Income Base to Account Value before transfer ($25,000 / $30,000)	0.833333
Account Value on transfer date (after transfer)	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in 2022	$27,000
Income Base after Annual Step-Up 2022	$27,000

2023 Transactions – Subsequent Contribution. In 2023, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in 2023, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

2022 Income Base	$27,000
Transfer into Account	$5,000
Account Value on transfer date (before transfer)	$25,000
Account Value on transfer date (after transfer)	$30,000
Income Base after transfer ($27,000 + $5,000)	$32,000
Account Value on birthday in 2023	$26,000
Income Base in 2023	$32,000

2024 Transactions – Withdrawal with an Income Base Adjustment. In 2023, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 minus $6,153.85).

2024 Income Base	$32,000
Transfer out of Account (consisting of an Excess Withdrawal)	$5,000
Account Value on transfer date (before transfer)	$26,000
Ratio of Income Base to Account Value ($32,000 / $26,000)	1.230769
Account Value on transfer date (after transfer)	$21,000
Income Base after transfer ($32,000 minus $6,153.85)	$25,846.15

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Example 2: Participant Makes Incremental Contributions Prior to Establishing Lock-In Date With Different Guaranteed Income Rate Tables in Effect

Example 2.1: Assumes incremental Contribution made prior to establishing Lock-In Date and Guaranteed Income Rate Table 1 is in effect at time of Contribution

In this example, the Participant elects a Lock-In Date of April1,2021 at the age of 61 and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this prospectus), the Blended Guaranteed Income Rate (“BGIR”) will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

Contribution on January 1, 2022	$20,000
Guaranteed Income Rate for age 61 under Table 1	4.10%
Participant Age on April 1, 2022	61
Lock-In Date	April 1, 2022
BGIR on Lock-In Date	4.10%

Example 2.2:Assumes two Incremental Contributions made prior to establishing the Lock-In Date and new Guaranteed Income Rate Table (Table 2) goes in effect on January 1, 2023.

The example also assumes that the Participant in Example2.1 does not elect a Lock-In Date on April 1, 2022 and makes the transaction below.

In this example, the Participant elects a Lock-In Date of August  1, 2023 at the age of 62 and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this prospectus) and Guaranteed Income Rate Table 2, the BGIR will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution minus $5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The BGIR on the Lock-In Date is 4.22%.

Contribution on January 1, 2022 under Table 1	$20,000
Excess Withdrawal on February 1, 2023	$5,000
Income Base* after Excess Withdrawal ($20,000 minus $5,000)	$15,000
Contribution on July 1, 2023 (Table 2 is in effect)	$10,000
Incremental Contribution on July 1, 2023	$5,000
Income Base* after Contribution ($15,000 + $10,000)	$25,000
Guaranteed Income Rate for age 62 under Table 1	4.20%
Guaranteed Income Rate for age 62 under Table 2	4.30%
Participant Elects to Lock-In on August 1, 2023 (Age 62):
Income Base* on Lock-In Date	$25,000
BGIR on Lock-In Date	4.22%

* We have assumed no changes in the Account Value in order to simplify the example

BGIR Calculation = ($840 + 215) divided by/$25,000: Equals A+B / C, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1=$840;

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2=$215;

C = Sum of the Incremental Contributions = ($20,000 + $5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x BGIR of 4.22%)

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Example 2.3: Assumes three Incremental Contributions made prior to establishing the Lock-In Date and new Guaranteed Income Rate Table (Table 3) goes into effect on January 1, 2024.

The example also assumes that the same Participant in Examples 2.1 and 2.2 above has not elected a Lock-In Date, that Tables 1 and 2 dates above are applicable, and they make the transactions below.

In this example, the Participant elects a Lock-In Date of April 1, 2024 at the age of 63 and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the BGIR will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, 2024 does not affect the calculation of the BGIR.

Contribution on January 1, 2022 under Table 1	$20,000
Excess Withdrawal on February 1, 2023	$5,000
Contribution on July 1, 2023 (Table 2 is in effect)	$10,000
Incremental Contribution on July 1, 2023	$5,000
Income Base* after July 1, 2023 Contribution ($15,000 + $10,000)	$25,000
Incremental Contribution on February 1, 2024 (Table 3 is in effect)	$5,000
Income Base* after February 1, 2024 Contribution ($25,000 + $5,000)	$30,000
Income Base after Annual Step-Up on March 1, 2024	$32,000
Guaranteed Income Rate for age 63 under Table 1	4.20%
Guaranteed Income Rate for age 63 under Table 2	4.30%
Guaranteed Income Rate for age 63 under Table 3	4.25%
Participant Elects to Lock-In on April 1, 2023 (Age 63):
Income Base* on Lock-In Date	$32,000
BGIR on Lock-In Date	4.225%

* We have assumed no changes in the Account Value in order to simplify the example.

BGIR Calculation = ($840 + 215) divided by/$25,000: Equals A+B / C, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1=$840;

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2=$215;

C = Sum of the Incremental Contributions = ($20,000 + $5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x BGIR of 4.22%)

Example 3: Participant Makes Contributions After Establishing a Lock-In Date

The following examples assume the Participant has elected a Lock-In Date of January 1, 2021 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.

Example 3.1:

The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then- effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions    equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed Income Amount to $4,630 (the new Blended Guaranteed Income Rate of     4.2091% * $110,000 Income Base).

If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is

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greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.

Example 3.2:

The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied    by $97,000, or $4,074.

The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).

Example 3.3:

Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).

Example 4: Taking a Withdrawal After the Lock-In Date has been Established

Example:

Annual Period: 2021 Income Base:	$100,000
Blended Guaranteed Income Rate: 5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2021:	$2,500
Withdrawal on September 1, 2021:	$2,500
January 16, 2022 —
Annual Period:	January 15, 2023
2022 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2022:	$5,000
Withdrawal on January 15, 2023:	$5,000
Income Base on January 15, 2023 (before withdrawal):	$100,000
Account Value on January 15, 2023 (before withdrawal):	$80,000
January 16, 2023 —
Annual Period:	January 15, 2024
2023 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.0%
Guaranteed Income Amount:	$4,687.50

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income

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Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, 2021 through January 15, 2022. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, 2022 through January 15, 2023 (assuming the Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, 2022 and January 15, 2023), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, 2023. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2023($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,687.50 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).

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WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 1,2022 contains more information about the Contract and the Pooled Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, www.trsretire.com. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us or write us at Transamerica Retirement Solutions

Transamerica Retirement Solutions

6400 C Street SW

Cedar Rapids, IA 52499

(800)-755-5801

Reports and other information about the Separate Account are available on the SEC’s website sec.gov, and copies of this information may be obtained, upon payments of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No.is #C000085420

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Statement of Additional Information

May 1, 2022

SecurePath for Life Product

Issued through

Separate Account VA FF and TFLIC Pooled Account No.44

Offered by

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company

This Statement of Additional Information expands upon subjects discussed in the prospectus for the SecurePath for Life Product offered by Transamerica Life Insurance Company (“TLIC”). This Statement of Additional Information is NOT a prospectus, but it relates to, and should be read in conjunction with, the prospectus for the SecurePath for Life Product and the prospectuses for the underlying target retirement date mutual funds. Copies of the prospectus for the SecurePath for Life Product are available, at no charge, by writing Transamerica Retirement Solutions at 6400 C Street SW, Cedar Rapids, IA 52499 or by calling (800) 755-5801.

The Company

We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

Separate Account

TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts it issues in all jurisdictions except New York. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Cyber Security- (Continued from “Principal Risks” section of the Prospectus)

OPPORTUNITIES and CHALLENGES

Cybersecurity

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the rise in remote working, have further escalated these threats, with the FBI reporting a 300% increase in cybercrimes in the United States since the start of the pandemic.1 As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing

We continue to take steps to strengthen our cybersecurity governance, infrastructure, and ability to respond to cyberattacks, for example by further developing our dedicated IT security team, and strengthening controls. The security program aims at analyzing and remediating known vulnerabilities, as well as conducting ongoing exercises to prepare for and respond effectively to cyberattacks. Transamerica’s Risk department also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary. Transamerica also has dedicated teams, processes, and procedures in place that are intended to mitigate potential cyberattacks.

1https://aegon.me/cybercrime-pandemic

OVERVIEW

Information security and privacy regulation

Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Those California laws, as amended, will be administered by the newly formed California Privacy Protection Agency. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.

Operational Risks

A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are (and may continue to be) working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that Transamerica has experienced are believed to have been the result of e-mail phishing attacks targeted at Transamerica’s business partners and customers. This in turn led to the unauthorized use of valid Transamerica website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, Transamerica has faced other types of attacks, including, but not limited to, other types of phishing attacks, distributed denial of service (DDoS) attacks, technology implementation and update errors, various human errors, e-mail related errors, paper-based errors, exploitations of vulnerabilities and certain limited cases of unauthorized internal user activity. Like many other companies, Transamerica could also be subject to malware, ransomware and similar types of attacks or intrusions. There is no guarantee that the measures that Transamerica takes will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Transamerica subsidiaries, to, among other things, satisfy an extensive set of minimum information security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Other states have adopted similar cybersecurity laws and regulations.

Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica

3

companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

Independent Registered Public Accounting Firms

The statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2021 and 2020 and for the three years ended December 31, 2021 included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

The statements of assets and liabilities of Separate Account VA FF at December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated within the financial statements, appearing herein, have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report thereon, and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2021 and 2020 and for the three years ended December 31, 2021 included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

The statements of assets and liabilities of TFLIC Pooled Account No. 44 at December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated within the financial statements, appearing herein, have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report thereon, and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

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Principal Underwriter/Sale of Contracts –

Transamerica Capital, Inc. (“TCI”), which is an affiliate of TLIC/TFLIC, is the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers, which enter into an agreement with TCI, will perform sales and marketing functions relative to the Contracts. TCI is a broker-dealer registered with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 1801 California Street, Suite 5200, Denver, CO 80202.

The Contracts are offered on a continuous basis. TLIC/TFLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.

The Contracts are wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TLIC/TFLIC. TCI may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI. Such representatives will also be TLIC’s appointed insurance agents under state insurance law.

TFLIC no longer pays commissions for sales of the Contract. There have been no commissions paid within the last three fiscal years.

In addition, in an effort to promote the sale of the Contracts, TLIC/TFLIC or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.

Determination of Unit Values –

TLIC/TFLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit value every weekday except for the following holidays or the days on which they are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.

The Unit value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.

Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, and adding the value of dividends declared by the Target Date Fund but not yet paid.

Additional Tax Information

Taxation of TLIC/TFLIC

TLIC/TFLIC at present is taxed as a Life Insurance Company and Transamerica Financial Life Insurance Company under part I of Subchapter L of the Code. The assets of the Pooled Account are held in the name of TLIC/TFLIC and legally belong to TLIC/TFLIC. Accordingly, the Pooled Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. TLIC/TFLIC does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Pooled Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be

5

made against the Pooled Account for federal income taxes. If, in future years, any federal income taxes are incurred by TLIC/TFLIC with respect to the Pooled Account, TLIC/TFLIC may make a charge to the Pooled Account.

Financial Statements

Separate Account

The values of your interest in the separate account will be affected solely by the investment results of the applicable subaccount(s). Financial statements of certain subaccounts of Separate Account VA FF, which are available for investment by Contractholders, are contained herein. The statutory basis financial statements of TLIC, which are included in this SAI, should be considered only as bearing on the ability of TLIC to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

6

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2021

	SecurePath for Life Retirement Income	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
Assets:
Investment in mutual fund, at net asset value	$998,622	$2,487,695	$2,344,120	$5,971,758	$1,286,773
Receivable for investments sold	190	—	—	—	—
Receivable for units sold	—	533	332	2,879	363

Total assets	998,812	2,488,228	2,344,452	5,974,637	1,287,136

Liabilities:
Payable for investments purchased	—	267	76	2,279	233
Payable for units redeemed	190	266	256	600	129
Accrued guaranteed income benefit charge	759	1,891	1,776	4,567	970
Accrued administrative fees	380	946	888	2,284	485
Accrued mortality and expense risk fees	84	210	198	507	108

Total liabilities	1,413	3,580	3,194	10,237	1,925

Net assets attributable to annuity contractholders	$997,399	$2,484,648	$2,341,258	$5,964,400	$1,285,211

Accumulation units	61,950	134,351	113,379	267,185	63,458

Unit value	$16.10	$18.49	$20.65	$22.32	$20.25

Investment in mutual fund (Note 1):
Cost	$933,850	$2,538,843	$2,367,734	$5,408,594	$1,276,847

Number of shares	69,061	170,273	75,568	293,597	33,492

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	SecurePath for Life Retirement Income	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
Investment income:
Dividend income	$24,672	$56,733	$50,325	$112,193	$23,492

Expenses:
Guaranteed income benefit charge	9,162	22,595	20,807	51,895	9,085
Administrative fees	4,581	11,297	10,404	25,947	4,543
Mortality and expense risk fees	1,018	2,510	2,312	5,766	1,009

Net expenses	14,761	36,402	33,523	83,608	14,637

Net investment income	9,911	20,331	16,802	28,585	8,855

Net realized and unrealized gains (losses) on investments:
Realized capital gains (losses) from investments	12,728	55,842	55,455	52,851	45,102
Realized capital gain distributions received	55,881	246,394	333,286	723,252	168,639
Change in net unrealized appreciation (depreciation) from investments	(40,721)	(218,326)	(258,003)	(354,217)	(130,053)

Net realized and unrealized gains on investments	27,888	83,910	130,738	421,886	83,688

Net increase in net assets resulting from operations	$37,799	$104,241	$147,540	$450,471	$92,543

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2021

	SecurePath for Life Retirement Income	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
From operations:
Net investment income	$9,911	$20,331	$16,802	$28,585	$8,855
Realized capital gains from investments	12,728	55,842	55,455	52,851	45,102
Realized capital gain distributions received	55,881	246,394	333,286	723,252	168,639
Change in net unrealized appreciation (depreciation) from investments	(40,721)	(218,326)	(258,003)	(354,217)	(130,053)

Net increase in net assets resulting from operations	37,799	104,241	147,540	450,471	92,543

From unit transactions:
Units sold	212	569,820	263,043	500,309	532,167
Units redeemed	(87,650)	(684,394)	(308,396)	(362,546)	(165,476)

Net increase (decrease) in net assets resulting from unit transactions	(87,438)	(114,574)	(45,353)	137,763	366,691

Total increase (decrease) in net assets	(49,639)	(10,333)	102,187	588,234	459,234

Net assets:
Beginning of year	1,047,038	2,494,981	2,239,071	5,376,166	825,977

End of year	$997,399	$2,484,648	$2,341,258	$5,964,400	$1,285,211

Units outstanding beginning of year	67,465	140,663	115,608	260,659	44,777
Units sold	13	31,042	12,858	22,901	27,188
Units redeemed	(5,528)	(37,354)	(15,087)	(16,375)	(8,507)

Units outstanding end of year	61,950	134,351	113,379	267,185	63,458

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2020

	SecurePath for Life Retirement Income	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
From operations:
Net investment income	$4,372	$4,577	$2,844	$22,325	$2,706
Realized capital gains (losses) from investments	23,094	(45,118)	180,938	54,172	77,960
Realized capital gain distributions received	15,677	111,416	96,260	130,341	4,926
Change in net unrealized appreciation (depreciation) from investments	40,917	50,931	(24,760)	357,917	(29,838)

Net increase in net assets resulting from operations	84,060	121,806	255,282	564,755	55,754

From unit transactions:
Units sold	5,443	143,813	604,943	167,221	113,623
Units redeemed	(299,191)	(774,822)	(1,117,802)	(329,721)	(539,683)

Net decrease in net assets resulting from unit transactions	(293,748)	(631,009)	(512,859)	(162,500)	(426,060)

Total increase (decrease) in net assets	(209,688)	(509,203)	(257,577)	402,255	(370,306)

Net assets:
Beginning of year	1,256,726	3,004,184	2,496,648	4,973,911	1,196,283

End of year	$1,047,038	$2,494,981	$2,239,071	$5,376,166	$825,977

Units outstanding beginning of year	87,815	184,199	142,368	269,333	72,971
Units sold	381	8,876	37,027	9,409	7,224
Units redeemed	(20,731)	(52,412)	(63,787)	(18,083)	(35,418)

Units outstanding end of year	67,465	140,663	115,608	260,659	44,777

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets (b)
For the Year Ended	Unit Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations	Unit Value, End of Year	Net Assets, End of Year	Total Return *	Expenses	Net Investment Income (Loss)	Portfolio Turnover

SecurePath for Life Retirement Income
12/31/2021	$15.52	$0.15	$0.43	$0.58	$16.10	$997,399	3.74%	1.45%	0.97%	8%
12/31/2020	14.31	0.06	1.15	1.21	15.52	1,047,038	8.45	1.45	0.40	4
12/31/2019	12.82	0.17	1.32	1.49	14.31	1,256,726	11.62	1.45	1.24	4
12/31/2018	13.28	0.14	(0.60)	(0.46)	12.82	1,164,323	(3.46)	1.45	1.07	4
12/31/2017	12.42	0.17	0.69	0.86	13.28	1,311,759	6.94	1.45	1.28	3

SecurePath for Life 2015
12/31/2021	17.74	0.15	0.60	0.75	18.49	2,484,648	4.21	1.45	0.81	15
12/31/2020	16.31	0.03	1.41	1.43	17.74	2,494,981	8.75	1.45	0.19	12
12/31/2019	14.33	0.17	1.81	1.98	16.31	3,004,184	13.82	1.45	1.12	10
12/31/2018	15.06	0.12	(0.85)	(0.73)	14.33	3,102,126	(4.80)	1.45	0.79	15
12/31/2017	13.70	0.07	1.29	1.36	15.06	3,868,299	9.91	1.45	0.51	10

SecurePath for Life 2020
12/31/2021	19.37	0.15	1.13	1.28	20.65	2,341,258	6.59	1.45	0.73	15
12/31/2020	17.54	0.02	1.81	1.83	19.37	2,239,071	10.44	1.45	0.12	36
12/31/2019	15.08	0.17	2.29	2.46	17.54	2,496,648	16.31	1.45	1.02	10
12/31/2018	16.02	0.13	(1.07)	(0.94)	15.08	2,358,000	(5.87)	1.45	0.85	25
12/31/2017	14.24	0.10	1.68	1.78	16.02	2,836,184	12.45	1.45	0.69	6

SecurePath for Life 2025
12/31/2021	20.63	0.11	1.58	1.69	22.32	5,964,400	8.18	1.45	0.50	3
12/31/2020	18.47	0.08	2.08	2.16	20.63	5,376,166	11.68	1.45	0.45	8
12/31/2019	15.64	0.31	2.52	2.83	18.47	4,973,911	18.09	1.45	1.76	12
12/31/2018	16.75	0.18	(1.29)	(1.11)	15.64	3,285,824	(6.63)	1.45	1.09	12
12/31/2017	14.66	0.11	1.98	2.09	16.75	3,785,627	14.29	1.45	0.69	13

SecurePath for Life 2030
12/31/2021	18.45	0.17	1.63	1.80	20.25	1,285,211	9.74	1.45	0.88	18
12/31/2020	16.39	0.05	2.01	2.06	18.45	825,977	12.52	1.45	0.30	14
12/31/2019	13.73	0.16	2.50	2.66	16.39	1,196,283	19.37	1.45	1.08	14
12/31/2018	14.80	0.15	(1.22)	(1.07)	13.73	990,925	(7.28)	1.45	1.01	26
12/31/2017	12.78	0.09	1.93	2.02	14.80	1,414,401	15.84	1.45	0.64	26

*	Return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(a)	Calculated based upon average accumulation units outstanding.
(b)	Ratios exclude expenses incurred by the underlying Vanguard Fund.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Separate Account VA FF (the “Separate Account”) is a separate investment account established on September 1, 2010, by Transamerica Life Insurance Company, Inc. (“TLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), under the laws of the State of Iowa. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands, which is a publicly traded international insurance group.

The Separate Account is registered with the Securities and Exchange Commission and operates as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The Separate Account holds assets that are segregated from all of TLIC’s other assets and, at present, is used as a funding vehicle under certain tax-deferred annuity contracts issued by TLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TLIC is the legal holder of the assets in the Separate Account.

At December 31, 2021, there were six Subaccounts (collectively, the “Subaccounts”) within the Pooled Account available to contractholders of Group Plans. SecurePath for Life Retirement Income (“SPL Retirement Income”), SecurePath for Life 2015 (“SPL 2015”), SecurePath for Life 2020 (“SPL 2020”), and SecurePath for Life 2025 (“SPL 2025”) commenced operations on December 1, 2010. SecurePath for Life 2030 (“SPL 2030”) commenced operations on January 3, 2013. SecurePath for Life 2035 (“SPL 2035”) was funded with seed money deposited by TLIC on December 29, 2017. Each Subaccount invests in one of a series of Vanguard Target Retirement Funds (the “Target Retirement Funds”), which are mutual funds offered through the Vanguard Group, Inc. The financial statements of the Target Retirement Funds should be read in conjunction with the Separate Account’s financial statements.

Subaccount	Underlying Investment
SPL Retirement Income	Vanguard Target Retirement Income Fund, Investor Class
SPL 2015	Vanguard Target Retirement 2015 Fund, Investor Class
SPL 2020	Vanguard Target Retirement 2020 Fund, Investor Class
SPL 2025	Vanguard Target Retirement 2025 Fund, Investor Class
SPL 2030	Vanguard Target Retirement 2030 Fund, Investor Class

From time to time, the Subaccounts may have a concentration of several contractholders holding a significant percentage of units outstanding. Investment activities of these unit holders could have a material impact on the Subaccounts.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946 Financial services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account.

Security Transactions: The investments in the Target Retirement Funds are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (the “NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Target Retirement Funds can be found in the Target Retirement Funds’ Notes to Financial Statements.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Income: Dividend income from the investment in the Target Retirement Funds is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividends received from the Target Retirement Fund investments are reinvested to purchase additional mutual fund shares.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of business of the NYSE. Contractholders may contribute or withdraw from the Subaccounts at the stated unit value on any business day.

Federal Income Taxes: The operations of the Separate Account form a part of, and are taxed with, the operations of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). TLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains or unrealized attributable to the Separate Account. Based upon this expectation, no charges are currently being deducted from the Separate Account for federal income tax purposes. TLIC identifies its major tax jurisdictions as US Federal, all states except New York, the District of Columbia and the territories of Guam, Puerto Rico and the Virgin Islands.

The Separate Account recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, the Separate Account recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated the Separate Account’s tax provisions taken for all open tax years 2018-2020, as 2021 has not yet been filed, and has concluded that no provision for income tax is required in Separate Account’s financial statements.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The value of the investment in each Target Retirement Fund is valued at the net asset value per share at the close of business of the NYSE, normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Investment company securities are valued at the net asset value of the underlying portfolio. These mutual funds are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2021.

NOTE 3. FEES

Daily charges to each Subaccount for the Guaranteed Income Benefit Charge charged by TLIC were computed at the annual rate of 0.90%; however, TLIC reserves the right to charge maximum fees of 1.40% upon 90 days’ prior written notice. Daily charges to each Subaccount for mortality and expense risk fees payable to TLIC were computed at an annual rate of 0.10% of daily average net assets. Daily charges to each Subaccount for administrative fees payable to TLIC were computed at an annual rate of 0.45% of daily average net assets. Total annual expenses for each Subaccount are currently 1.45% of daily average net assets.

TLIC reserves the right to deduct an annual contract charge from a contractholder’s account to reimburse TLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TLIC has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

The value of the assets in each Subaccount reflects the fees and expenses paid by the underlying Target Retirement Fund, including investment advisory fees and other expenses.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
SPL Retirement Income	$80,765	$102,466
SPL 2015	530,120	377,959
SPL 2020	643,092	338,214
SPL 2025	1,074,169	183,807
SPL 2030	720,948	176,201

The Target Retirement Funds each invest in an array of other Vanguard fund investments (“Underlying Funds”) at the Underlying Funds’ net asset values on valuation date.

NOTE 5. RISK FACTORS

Market risk: The market values of the Underlying Funds’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5. RISK FACTORS (continued)

may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of an Underlying Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of an Underlying Fund’s investments, impair an Underlying Fund’s ability to satisfy redemption requests, and negatively impact an Underlying Fund’s performance.

Underlying funds risk: Because each Subaccount invests its assets in an Underlying Fund, its ability to achieve its investment objective depends largely on the performance on the Underlying Fund in which it invests. Investing in Underlying Funds subjects the Subaccounts to the risks of investing in the underlying securities or assets held by those Underlying Funds. Each Underlying Fund has its own investment risks, and those risks can affect the value of the Underlying Fund’s shares, and therefore the value of a Subaccount’s investment. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, a Subaccount will bear a pro rata portion of the operating expenses of the Underlying Fund in which it invests.

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through February 28, 2022, which is the date that these financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and Contractholders of Separate Account VA FF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Separate Account VA FF (the “Separate Account”) (comprising SecurePath for Life Retirement Income, SecurePath for Life 2015, SecurePath for Life 2020, SecurePath for Life 2025 and SecurePath for Life 2030 (collectively referred to as the “Subaccounts”)) as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the Subaccount’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Separate Accounts’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2010.

Boston, Massachusetts

February 28, 2022

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2021

	SecurePath for Life Retirement Income		SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030	SecurePath for Life 2035
Assets:
Investment in mutual fund, at net asset value	$7,537		$1,065,881	$1,570,467	$337,861	$1,393
Receivable for investments sold	3		99	127	32	—

Total assets	7,540		1,065,980	1,570,594	337,893	1,393

Liabilities:
Payable for units redeemed	3		99	127	32	—
Accrued guaranteed income benefit charge	6		808	1,187	255	1
Accrued administrative fees	2		404	593	127	1
Accrued mortality and expense risk fees	1		90	132	28	—

Total liabilities	12		1,401	2,039	442	2

Net assets attributable to annuity contractholders	$7,528		$1,064,579	$1,568,555	$337,451	$1,391

Accumulation units outstanding	466		51,548	70,235	16,639	100

Accumulation unit value	$16.17	*	$20.65	$22.33	$20.28	$13.91

Investment in mutual fund (Note 1):
Number of shares	521		34,361	77,211	8,794	58

Cost	$7,189		$1,057,842	$1,410,114	$294,956	$1,403

*	Actual unit value presented differs from calculated unit value due to rounding.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	SecurePath for Life Retirement Income	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030	SecurePath for Life 2035
Investment income:
Dividend income	$193	$22,886	$29,518	$6,170	$28

Expenses:
Guaranteed income benefit charge	74	8,563	13,843	2,887	50
Administrative fees	36	4,281	6,922	1,444	26
Mortality and expense risk fees	7	951	1,538	321	5

Net expenses	117	13,795	22,303	4,652	81

Net investment income (loss)	76	9,091	7,215	1,518	(53)

Net realized and unrealized gains (losses) on investments:
Realized capital gains from investments	183	2,847	42,502	1,591	2,124
Realized capital gain distributions received	422	151,566	190,287	44,293	199
Change in net unrealized appreciation (depreciation) from investments	(374)	(102,648)	(119,008)	(17,893)	(1,370)

Net realized and unrealized gains on on investments	231	51,765	113,781	27,991	953

Net increase in net assets resulting from operations	$307	$60,856	$120,996	$29,509	$900

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2021

	SecurePath for Life Retirement Income	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030	SecurePath for Life 2035
From operations:
Net investment income (loss)	$76	$9,091	$7,215	$1,518	$(53)
Realized capital gains from investments	183	2,847	42,502	1,591	2,124
Realized capital gain distributions received	422	151,566	190,287	44,293	199
Change in net unrealized appreciation (depreciation) from investments	(374)	(102,648)	(119,008)	(17,893)	(1,370)

Net increase in net assets resulting from operations	307	60,856	120,996	29,509	900

From unit transactions:
Units sold	30	134,680	111,617	10,366	—
Units redeemed	(1,027)	(1,397)	(125,694)	(473)	(10,361)

Net increase (decrease) in net assets resulting from unit transactions	(997)	133,283	(14,077)	9,893	(10,361)

Total increase (decrease) in net assets	(690)	194,139	106,919	39,402	(9,461)
Net assets:
Beginning of year	8,218	870,440	1,461,636	298,049	10,852

End of year	$7,528	$1,064,579	$1,568,555	$337,451	$1,391

Units outstanding beginning of year	527	44,937	70,836	16,135	868
Units sold	2	6,681	5,100	528	—
Units redeemed	(63)	(70)	(5,701)	(24)	(768)

Units outstanding end of year	466	51,548	70,235	16,639	100

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2020

	SecurePath for Life Retirement Income	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030	SecurePath for Life 2035
From operations:
Net investment income (loss)	$44	$2,977	$5,230	$1,930	$(101)
Realized capital gains from investments	8	1,634	35,650	813	1,097
Realized capital gain distributions received	123	37,429	34,513	1,778	65
Change in net unrealized appreciation (depreciation) from investments	461	46,288	54,424	28,629	(347)

Net increase in net assets resulting from operations	636	88,328	129,817	33,150	714

From unit transactions:
Units sold	867	80,049	109,016	10,386	3,810
Units redeemed	(13)	(3,892)	(273,385)	(613)	(25,294)

Net increase (decrease) in net assets resulting from unit transactions	854	76,157	(164,369)	9,773	(21,484)

Total increase (decrease) in net assets	1,490	164,485	(34,552)	42,923	(20,770)
Net assets:
Beginning of year	6,728	705,955	1,496,188	255,126	31,622

End of year	$8,218	$870,440	$1,461,636	$298,049	$10,852

Units outstanding beginning of year	468	40,252	80,982	15,535	2,864
Units sold	60	4,913	5,717	638	352
Units redeemed	(1)	(228)	(15,863)	(38)	(2,349)

Units outstanding end of year	527	44,937	70,836	16,135	868

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets (b)
For the Period/Year Ended	Unit Value, Beginning of Period/Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) From Investment Operations	Unit Value, End of Period/Year	Net Assets, End of Period/Year	Total Return*	Expenses		Net Investment Income (Loss)	Portfolio Turnover
SecurePath for Life Retirement Income
12/31/2021	$15.58	$0.15	$0.44	$0.59	$16.17	$7,528	3.76%	1.42	%(c)	0.92%	8%
12/31/2020	14.37	0.08	1.13	1.21	15.58	8,218	8.45	1.43	(c)	0.57	2
12/31/2019	12.87	0.16	1.34	1.50	14.37	6,728	11.66	1.45		1.18	70
12/31/2018	13.33	0.15	(0.61)	(0.46)	12.87	8,082	(3.45)	1.45		1.10	60
12/31/2017	12.46	0.19	0.68	0.87	13.33	7,995	7.02	1.43	(c)	1.46	63

SecurePath for Life 2020
12/31/2021	19.37	0.19	1.09	1.28	20.65	1,064,579	6.62	1.45		0.96	2
12/31/2020	17.54	0.07	1.76	1.83	19.37	870,440	10.44	1.45		0.39	2
12/31/2019	15.09	0.19	2.26	2.45	17.54	705,955	16.24	1.45		1.15	6
12/31/2018	16.03	0.17	(1.11)	(0.94)	15.09	571,929	(5.86)	1.45		1.06	4
12/31/2017	14.25	0.10	1.68	1.78	16.03	555,034	12.45	1.45		0.69	2

SecurePath for Life 2025
12/31/2021	20.63	0.10	1.60	1.70	22.33	1,568,555	8.23	1.45		0.47	9
12/31/2020	18.48	0.07	2.08	2.15	20.63	1,461,636	11.63	1.45		0.39	12
12/31/2019	15.65	0.21	2.62	2.83	18.48	1,496,188	18.08	1.45		1.24	1
12/31/2018	16.76	0.22	(1.33)	(1.11)	15.65	1,205,841	(6.62)	1.45		1.30	2
12/31/2017	14.66	0.14	1.96	2.10	16.76	1,074,490	14.29	1.45		0.87	4

SecurePath for Life 2030
12/31/2021	18.47	0.09	1.72	1.81	20.28	337,451	9.79	1.45		0.47	1
12/31/2020	16.42	0.12	1.93	2.05	18.47	298,049	12.48	1.45		0.75	1
12/31/2019	13.75	0.17	2.50	2.67	16.42	255,126	19.43	1.45		1.10	1
12/31/2018	14.83	0.10	(1.18)	(1.08)	13.75	205,243	(7.27)	1.45		0.64	6
12/31/2017	12.80	0.09	1.94	2.03	14.83	325,181	15.85	1.45		0.66	33

SecurePath for Life 2035
12/31/2021	12.49	(0.12)	1.54	1.42	13.91	1,391	11.33	1.43	(c)	(0.94)	4
12/31/2020	11.04	(0.05)	1.50	1.45	12.49	10,852	13.15	1.45		(0.49)	19
12/31/2019	9.20	0.41	1.43	1.84	11.04	31,622	19.97	1.45		3.93	1
12/31/2018^	10.00	0.38	(1.18)	(0.80)	9.20	4,455	(7.95)	1.45	(d)	3.87 (d)	1

*	Return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
^	Commencement of Operations was January 2, 2018. Total return and portfolio turnover not annualized.
(a)	Calculated based upon average accumulation units outstanding.
(b)	Ratios exclude expenses incurred by the underlying Vanguard Fund.
(c)	Actual expense ratio experienced is not equal to the contracted ratio of 1.45% due to rounding.
(d)	Annualized.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pooled Account No. 44 (the “Pooled Account”) is a separate investment account established on September 1, 2010, by Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), under the laws of the State of New York. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

The Pooled Account is registered with the Securities and Exchange Commission and operates as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The Pooled Account holds assets that are segregated from all of TFLIC’s other assets and, at present, is used as a funding vehicle under certain tax-deferred annuity contracts issued by TFLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TFLIC is the legal holder of the assets in the Pooled Account.

At December 31, 2021, there were six Subaccounts (collectively, the “Subaccounts”) within the Pooled Account available to contractholders of Group Plans. SecurePath for Life Retirement Income (“SPL Retirement Income”), SecurePath for Life 2015 (“SPL 2015”), SecurePath for Life 2020 (“SPL 2020”), and SecurePath for Life 2025 (“SPL 2025”) commenced operations on December 1, 2010. SecurePath for Life 2030 (“SPL 2030”) commenced operations on January 3, 2013. SecurePath for Life 2035 (“SPL 2035”) commenced operations on January 2, 2018. Each Subaccount invests in one of a series of Vanguard Target Retirement Funds (the “Target Retirement Funds”), which are mutual funds offered through the Vanguard Group, Inc. The financial statements of the Target Retirement Funds should be read in conjunction with the Pooled Account’s financial statements.

Effective January 30, 2018, the three sole participants invested in SPL 2015 withdrew all of their assets from the fund, leaving a zero balance. SPL 2015 remains operational, as it continues to be an investment option to all contract holders. SPL 2015 will not accrue for any charges until additional contributions are received. Contributions and withdrawals are normal course of business for the Pooled Account.

Subaccount	Underlying Investment
SPL Retirement Income	Vanguard Target Retirement Income Fund, Investor Class
SPL 2020	Vanguard Target Retirement 2020 Fund, Investor Class
SPL 2025	Vanguard Target Retirement 2025 Fund, Investor Class
SPL 2030	Vanguard Target Retirement 2030 Fund, Investor Class
SPL 2035	Vanguard Target Retirement 2035 Fund, Investor Class

From time to time, the Subaccounts may have a concentration of several contractholders holding a significant percentage of units outstanding. Investment activities of these unit holders could have a material impact on the Subaccounts.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Pooled Account.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security Transactions: The investments in the Target Retirement Funds are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (the “NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Target Retirement Funds can be found in the Target Retirement Funds’ Notes to Financial Statements.

Investment Income: Dividend income from the investment in the Target Retirement Funds is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividends received from the Target Retirement Fund investments are reinvested to purchase additional mutual fund shares.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of business of the NYSE. Contractholders may contribute or withdraw from the Subaccounts at the stated unit value on any business day based upon the terms described in the prospectus.

Federal Income Taxes: The operations of the Pooled Account form a part of, and are taxed with, the operations of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to the Pooled Account. Based upon this expectation, no charges are currently being deducted from the Pooled Account for federal income tax purposes. TFLIC identifies its major tax jurisdictions as US Federal, all fifty states and the District of Columbia.

The Pooled Account recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, the Pooled Account recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated the Pooled Account’s tax provisions taken for all open tax years 2018-2020, as 2021 has not yet been filed, and has concluded that no provision for income tax is required in the Pooled Account’s financial statements.

NOTE 2. SECURITY VALUATIONS

All investments in securities, including mutual funds, are recorded at their estimated fair value. The value of the investment in each Target Retirement Fund is valued at the net asset value per share at the close of business of the NYSE, normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Investment company securities are valued at the net asset value of the underlying portfolio. These mutual funds are actively traded, and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2021.

NOTE 3. FEES

Daily charges to each Subaccount for the Guaranteed Income Benefit Charge charged by TFLIC were computed at the annual rate of 0.90%; however, TFLIC reserves the right to charge maximum fees of 1.40% upon 90 days’ prior written notice. Daily charges to each Subaccount for mortality and expense risk fees charged by TFLIC were computed at an annual rate of 0.10% of daily average net assets. Daily charges to each Subaccount for administrative fees payable to TFLIC were computed at an annual rate of 0.45% of daily average net assets. Total annual expenses for each Subaccount are currently 1.45% of daily average net assets.

TFLIC reserves the right to deduct an annual contract charge from a contractholder’s account to reimburse TFLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TFLIC has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

The value of the assets in each Subaccount reflects the fees and expenses paid by the underlying Target Retirement Fund, including investment advisory fees and other expenses.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
SPL Retirement Income	$646	$1,145
SPL 2020	309,045	14,861
SPL 2025	328,061	144,472
SPL 2030	60,520	4,766
SPL 2035	227	10,454

The Target Retirement Funds each invest in an array of other Vanguard fund investments (“Underlying Funds”) at the Underlying Funds’ net asset values on valuation date.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5. RISK FACTORS

Market risk: The market values of the Underlying Funds’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of an Underlying Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of an Underlying Fund’s investments, impair an Underlying Fund’s ability to satisfy redemption requests, and negatively impact an Underlying Fund’s performance.

Underlying funds risk: Because each Subaccount invests its assets in an Underlying Fund, its ability to achieve its investment objective depends largely on the performance on the Underlying Fund in which it invests. Investing in Underlying Funds subjects the Subaccounts to the risks of investing in the underlying securities or assets held by those Underlying Funds. Each Underlying Fund has its own investment risks, and those risks can affect the value of the Underlying Fund’s shares, and therefore the value of a Subaccount’s investment. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, a Subaccount will bear a pro rata portion of the operating expenses of the Underlying Fund in which it invests.

NOTE 6. SUBSEQUENT EVENTS

Effective January 28, 2022, a Qualified Plan (the “Plan”) withdrew 14,910.67 units from SPL 2025, which represented 21% of the Subaccount. This withdrawal had no impact on the operation of the Subaccount.

Management has evaluated the impact of all subsequent events through February 28, 2022, which is the date that these financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and Contractholders of Pooled Account No. 44

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pooled Account No. 44 (the “Pooled Account”) (comprising SecurePath for Life Retirement Income, SecurePath for Life 2020, SecurePath for Life 2025, SecurePath for Life 2030 and SecurePath for Life 2035 (collectively referred to as the “Subaccounts”)) as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Pooled Account at December 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting Pooled Account No. 44	Statement of operations	Statements of changes in net assets	Financial highlights
SecurePath for Life Retirement Income SecurePath for Life 2020 SecurePath for Life 2025 SecurePath for Life 2030	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
SecurePath for Life 2035	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the each of the three years in the period ended December 31, 2021 and the period from January 2, 2018 (commencement of operations) to December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Pooled Account’s management. Our responsibility is to express an opinion on each of the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Pooled Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Pooled Account is not required to have, nor were we engaged to perform, an audit of the Pooled Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Pooled Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Pooled Account’s auditor since 2010.

Boston, Massachusetts

February 28, 2022

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2021, 2020 and 2019

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, of changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2021, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2021 and summary of investments—other than investments in related parties as of December 31, 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2022

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2021	2020

Admitted assets
Cash, cash equivalents and short-term investments	$2,126	$1,832
Bonds	49,942	50,444
Preferred stocks	120	105
Common stocks	3,527	3,556
Mortgage loans on real estate	9,153	9,015
Real estate	52	56
Policy loans	1,986	2,037
Securities lending reinvested collateral assets	2,073	2,115
Derivatives	1,760	2,973
Other invested assets	3,054	3,222

Total cash and invested assets	73,793	75,355

Accrued investment income	694	697
Premiums deferred and uncollected	181	240
Net deferred income tax asset	825	812
Other assets	1,211	1,344
Separate account assets	126,088	121,820

Total admitted assets	$202,792	$200,268

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$51,983	$50,966
Policy and contract claim reserves	1,177	1,257
Liability for deposit-type contracts	824	946
Other policyholders’ funds	38	32
Transfers from separate accounts due or accrued	(658)	(823)
Funds held under reinsurance treaties	3,043	3,889
Asset valuation reserve	1,250	1,198
Interest maintenance reserve	1,382	1,389
Derivatives	2,360	3,493
Payable for collateral under securities loaned and other transactions	2,312	2,755
Borrowed money	3,870	3,486
Variable annuity reserve hedge offset deferral	250	145
Other liabilities	1,596	1,605
Separate account liabilities	126,088	121,820

Total liabilities	195,515	192,158

Total capital and surplus	7,277	8,110

Total liabilities and capital and surplus	$202,792	$200,268

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Revenues
Premiums and other considerations	$14,482	$16,723	$15,708
Net investment income	3,191	3,361	2,765
Commissions and expense allowances on reinsurance ceded	187	661	470
Reserve adjustment on reinsurance ceded	(260)	(273)	(128)
Consideration received on reinsurance recapture and novations	963	2,958	15
Fee revenue and other income	2,259	2,096	2,150

Total revenue	20,822	25,526	20,980

Benefits and expenses
Death benefits	2,928	2,863	2,358
Annuity benefits	1,798	1,528	1,492
Accident and health benefits	945	1,120	1,112
Surrender benefits	18,145	15,352	16,301
Other benefits	292	234	230
Net increase (decrease) in reserves	942	4,985	(1,329)
Commissions	1,375	1,435	1,481
Net transfers to (from) separate accounts	(8,881)	(4,850)	(5,130)
IMR adjustment due to reinsurance	(43)	—	—
General insurance expenses and other	1,418	1,780	1,254

Total benefits and expenses	18,919	24,447	17,769

Gain (loss) from operations before dividends and federal income taxes	1,903	1,079	3,211

Dividends to policyholders	10	10	10

Gain (loss) from operations before federal income taxes	1,893	1,069	3,201
Federal income tax (benefit) expense	(185)	(109)	(39)

Net gain (loss) from operations	2,078	1,178	3,240
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,924)	113	469

Net income (loss)	$154	$1,291	$3,709

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2019	$7	$(58)	$310	$4,163	$232	$4,231	$8,885
Net income (loss)	—	—	—	—	—	3,709	3,709
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(37)	(239)	(276)
Change in net deferred income tax asset	—	—	—	—	—	(160)	(160)
Change in nonadmitted assets	—	—	—	—	—	124	124
Change in reserve on account of change valuation basis	—	—	—	—	—	(1,218)	(1,218)
Change in asset valuation reserve	—	—	—	—	—	(252)	(252)
Change in surplus as a result of reinsurance	—	—	—	—	—	(143)	(143)
Change in surplus notes	—	—	(250)	—	—	—	(250)
Change in treasury stock	—	58	—	—	—	—	58
Change in letter of credit	—	—	—	—	—	(160)	(160)
Dividends to stockholders	—	—	—	—	—	(733)	(733)
Return of capital	—	—	—	(308)	—	—	(308)
Other changes - net	—	—	—	2	2	71	75

Balance at December 31, 2019	$7	$—	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	—	—	—	—	—	1,291	1,291
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(342)	216	(126)
Change in net deferred income tax asset	—	—	—	—	—	(126)	(126)
Change in nonadmitted assets	—	—	—	—	—	201	201
Change in reserve on account of change valuation basis	—	—	—	—	—	14	14
Change in asset valuation reserve	—	—	—	—	—	69	69
Change in surplus as a result of reinsurance	—	—	—	—	—	(51)	(51)
Change in surplus notes	—	—	(60)	—	—	—	(60)
Change in letter of credit	—	—	—	—	—	(1,870)	(1,870)
Capital contribution	—	—	—	700	—	—	700
Dividends to stockholders	—	—	—	—	—	(1,200)	(1,200)
Other changes - net	—	—	—	5	—	(88)	(83)

Balance at December 31, 2020	$7	$—	$—	$4,562	$(145)	$3,686	$8,110

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2020	$7	$—	$—	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	—	—	123	123
Change in nonadmitted assets	—	—	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	—	—	(339)	(339)
Other changes - net	—	—	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$—	$—	$4,565	$(250)	$2,955	$7,277

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Operating activities
Premiums and annuity considerations	$15,975	$16,785	$15,551
Net investment income	3,105	2,758	2,931
Other income	2,025	2,311	2,379
Benefit and loss related payments	(24,040)	(20,629)	(21,328)
Net transfers from separate accounts	9,042	4,958	5,282
Commissions and operating expenses	(2,799)	(3,002)	(2,842)
Dividends paid to policyholders	(6)	(7)	(7)
Federal income taxes (paid) received	148	37	(166)

Net cash provided by (used in) operating activities	3,450	3,211	1,800

Investing activities
Proceeds from investments sold, matured or repaid	$12,231	$12,107	$19,902
Costs of investments acquired	(14,040)	(16,438)	(18,351)
Net change in policy loans	51	25	15

Net cash provided by (used in) investing activities	$(1,758)	$(4,306)	$1,566

Financing and miscellaneous activities
Repayment of surplus notes	$—	$(60)	$(250)
Capital and paid in surplus received (returned)	2	705	(248)
Dividends to stockholders	(761)	(1,200)	(725)
Net deposits (withdrawals) on deposit-type contracts	(143)	(34)	(667)
Net change in borrowed money	385	783	(1,621)
Net change in funds held under reinsurance treaties	74	(105)	261
Net change in payable for collateral under securities lending and other transactions	(443)	65	(1,084)
Other cash (applied) provided	(512)	331	162

Net cash provided by (used in) financing and miscellaneous activities	(1,398)	485	(4,172)

Net increase (decrease) in cash, cash equivalents and short-term investments	294	(610)	(806)

Cash, cash equivalents and short-term investments:
Beginning of year	1,832	2,442	3,248

End of year	$2,126	$1,832	$2,442

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2021	2020	2019

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Assets transfer in for amended reinsurance treaty	$47	$—	$—
Distribution of affiliate stock	(339)	—	—
Release of funds withheld related to affiliated reinsurance recaptures	963	500	—
Receipt (transfer) of assets related to nonaffiliated reinsurance	(1,527)	310	—
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	—	2,121	—
Increase of funds withheld related to affiliated reinsurance agreement	—	(76)	—
Stock cancellations	—	—	58
Non-cash dividend received from subsidiary	—	—	11
Other	—	—	(9)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

1.   Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re and PFRe on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re and PFRe was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells variable annuities. In addition, the Company offers supplemental health insurance group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

2.   Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2021	2020	2019

Net income, State of Iowa basis	XXX	XXX	XXX	$154	$1,291	$3,709
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income, NAIC SAP	XXX	XXX	XXX	$154	$1,291	$3,709

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$7,277	$8,110	$9,351
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

State permitted practices that are an increase(decrease) from NAIC SAP:
Letter of credit	4	Balance Sheet	Letter of credit	—	—	(1,870)

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$7,277	$8,110	$7,481

The IID issued a no objection letter in the prior year for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $183. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the balance sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable and general agents pension fund.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, remittances, unearned investment income and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Error

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a substantive change, as well as items classified by the NAIC as nonsubstantive changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper No. 164, Preferred Stock, to update the definitions, measurement and impairment guidance for redeemable vs. perpetual preferred stock and mandatory convertible holdings. With the adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 106, Affordable Care Act Section 9010 Assessment, which supersede SSAP No. 106 and nullify Interpretation (INT) 18-02: ACA Section 9010 Assessment Moratoriums. The Section 9010 assessment was repealed by the House of Representatives and Senate for calendar years beginning January 1, 2021. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Change in Valuation Basis

As of December 31, 2019, the Company received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM- 21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,218 as of December 31, 2019. As of the date of transition, the Company was fully compliant with the provisions of VM-21 and remains compliant as of December 31, 2021.

Correction of Error

During 2020, management identified an error in the Company’s prior year statutory Actuarial Guideline (AG) 38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors with the income correction reflected in Other changes—net in the Statements of Changes in Capital and Surplus.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2021 and 2020, respectively:

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,885	$1,885	$1,790	$95	$—
Bonds	57,192	49,942	9,557	47,265	370
Preferred stocks, other than affiliates	120	120	—	120	—
Common stocks, other than affiliates	198	198	16	—	182
Mortgage loans on real estate	9,786	9,153	—	—	9,786
Other invested assets	485	421	—	466	19
Derivative assets:
Options	188	188	—	188	—
Interest rate swaps	1,491	1,487	—	1,491	—
Currency swaps	33	17	—	33	—
Credit default swaps	69	44	—	69	—
Equity swaps	17	17	—	17	—
Interest rate futures	3	2	3	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,806	1,760	8	1,798	—
Policy loans	1,986	1,986	—	1,986	—
Securities lending reinvested collateral	1,942	1,942	—	1,942	—
Separate account assets	123,841	123,767	117,183	6,658	—

Liabilities
Investment contract liabilities	16,881	15,019	—	247	16,634
Derivative liabilities:
Options	114	114	—	114	—
Interest rate swaps	2,254	1,970	—	2,254	—
Currency swaps	6	17	—	6	—
Credit default swaps	3	12	—	3	—
Equity swaps	235	235	—	235	—
Interest rate futures	7	7	7	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	2,623	2,359	11	2,612	—
Dollar repurchase agreements	872	872	—	872	—
Payable for securities lending	2,073	2,073	—	2,073	—
Payable for derivative cash collateral	239	239	—	239	—
Separate account liabilities	112,613	112,667	1	112,601	11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,522	$1,522	$1,030	$492	$—
Short-term notes receivable from affiliates	149	149	—	149	—
Bonds	60,092	50,444	10,161	49,535	396
Preferred stocks, other than affiliates	109	105	—	109	—
Common stocks, other than affiliates	180	180	20	—	160
Mortgage loans on real estate	9,792	9,015	—	—	9,792
Other invested assets	555	474	—	534	21
Derivative assets:
Options	278	278	—	278	—
Interest rate swaps	2,544	2,531	—	2,544	—
Currency swaps	21	8	—	21	—
Credit default swaps	67	49	—	67	—
Equity swaps	88	88	—	88	—
Interest rate futures	10	10	10	—	—
Equity futures	9	9	9	—	—
Derivative assets total	3,017	2,973	19	2,998	—
Policy loans	2,037	2,037	—	2,037	—
Securities lending reinvested collateral	1,893	1,893	—	1,893	—
Separate account assets	119,784	119,677	112,719	7,065	—

Liabilities
Investment contract liabilities	17,556	15,294	—	257	17,299
Derivative liabilities:
Options	165	165	—	165	—
Interest rate swaps	2,853	2,806	—	2,853	—
Currency swaps	30	31	—	30	—
Credit default swaps	—	14	—	—	—
Equity swaps	472	472	—	472	—
Interest rate futures	1	1	1	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	3,525	3,493	5	3,520	—
Dollar repurchase agreements	967	967	—	967	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	640	640	—	640	—
Separate account liabilities	109,407	109,407	1	109,354	52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2021 and 2020:

	2021
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	41	7	48

Total bonds	—	43	7	50

Preferred stock
Industrial and miscellaneous	—	120	—	120

Total preferred stock	—	120	—	120

Common stock
Mutual funds	3	—	—	3
Industrial and miscellaneous	13	—	182	195

Total common stock	16	—	182	198

Cash equivalents and short-term investments
Money market mutual funds	1,790	—	—	1,790

Total cash equivalents and short-term investments	1,790	—	—	1,790

Derivative assets	8	1,685	—	1,693
Separate account assets	117,083	6,010	—	123,093

Total assets	$118,897	$7,858	$189	$126,944

Liabilities:
Derivative liabilities	$11	$1,929	$—	$1,940
Separate account liabilities	1	—	—	1

Total liabilities	$12	$1,929	$—	$1,941

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2020
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$41	$7	$48

Total bonds	—	41	7	48

Preferred stock
Industrial and miscellaneous	—	6	—	6

Total preferred stock	—	6	—	6

Common stock
Mutual funds	6	—	—	6
Industrial and miscellaneous	14	—	160	174

Total common stock	20	—	160	180

Cash equivalents and short-term investments
Money market mutual funds	1,029	—	—	1,029

Total cash equivalents and short-term investments	1,029	—	—	1,029

Derivative assets	18	2,894	—	2,912
Separate account assets	112,606	6,393	—	118,999

Total assets	$113,673	$9,334	$167	$123,174

Liabilities:
Derivative liabilities	$5	$3,184	$—	$3,189
Separate account liabilities	1	—	—	1

Total liabilities	$6	$3,184	$—	$3,190

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Other long term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2021 and 2020:

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$1	$—	$—	$(1)
CMBS	—	1	—	—	(1)
Other	7	—	—	—	1
Common stock	160	—	—	(1)	3

Total	$167	$2	$—	$(1)	$2

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	—	1	7
Common stock	20	—	—	—	182

Total	$20	$—	$—	$1	$189

(a)   Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)   Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$7	$2	$—	$—	$(2)
Preferred stock	3	—	—	(17)	13
Common stock	128	—	2	(1)	16
Separate account assets	4	—	4	—	—

Total	$142	$2	$6	$(18)	$27

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020

Bonds
Other	$—	$—	$—	$—	$7
Preferred stock	2	—	—	1	—
Common stock	21	8	10	—	160
Separate account assets	1	—	—	1	—

Total	$24	$8	$10	$2	$167

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2021 and 2020, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2021 and 2020, the Company held four properties as held-for sale, where carrying amount of $7 and $10, respectively, was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level  3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5.   Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2021
Bonds:
United States Government and agencies	$7,140	$2,004	$13	$9,131
State, municipal and other government	2,477	257	22	2,712
Hybrid securities	267	65	1	331
Industrial and miscellaneous	33,840	4,663	163	38,340
Mortgage and other asset-backed securities	6,218	500	40	6,678

Total unaffiliated bonds	49,942	7,489	239	57,192
Unaffiliated preferred stocks	120	—	—	120

	$50,062	$7,489	$239	$57,312

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$151	$47	$—	$198

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020
Bonds:
United States Government and agencies	$7,279	$2,349	$7	$9,621
State, municipal and other government	2,214	310	8	2,516
Hybrid securities	360	83	6	437
Industrial and miscellaneous	33,784	6,355	48	40,091
Mortgage and other asset-backed securities	6,807	679	59	7,427

Total unaffiliated bonds	50,444	9,776	128	60,092
Unaffiliated preferred stocks	105	11	7	109

	$50,549	$9,787	$135	$60,201

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$136	$44	$—	$180

The carrying amount and estimated fair value of bonds at December 31, 2021 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2021

December 31:	Carrying Value	Fair Value

Due in one year or less	$727	$739
Due after one year through five years	7,240	7,950
Due after five years through ten years	8,076	9,081
Due after ten years	27,681	32,744

	43,724	50,514
Mortgage and other asset-backed securities	6,218	6,678

	$49,942	$57,192

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2021 and 2020 is as follows:

	2021

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$118	$11	$106	$2
State, municipal and other government	64	10	318	12
Hybrid securities	14	1	3	—
Industrial and miscellaneous	553	41	4,609	122
Mortgage and other asset-backed securities	299	15	1,907	25

Total bonds	1,048	78	6,943	161

Preferred stocks-unaffiliated	—	—	10	—
Common stocks-unaffiliated	—	—	3	—

	$1,048	$78	$6,956	$161

	2020

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$—	$—	$248	$7
State, municipal and other government	39	6	89	2
Hybrid securities	20	5	10	1
Industrial and miscellaneous	160	15	836	33
Mortgage and other asset-backed securities	150	18	742	41

Total bonds	369	44	1,925	84

Preferred stocks-unaffiliated	22	6	16	1

	$391	$50	$1,941	$85

During 2021, 2020 and 2019, respectively, there were $62, $0 and $7, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2021, 2020 and 2019, the Company recognized OTTI of $7, $4 and $6, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2021, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

02149QAD2	$13	$10	$3	$10	$10	3/31/2021
026936AA2	20	20	—	20	20	3/31/2021
61915RCJ3	8	7	1	7	8	3/31/2021
02660TJB0	2	2	—	2	2	3/31/2021
41161PPQ0	15	14	1	14	14	3/31/2021
41161PXH1	1	1	—	1	1	3/31/2021
01852FAC7	2	2	—	2	2	3/31/2021
02149QAD2	9	2	7	2	7	9/30/2021

			$12

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2021 and 2020 is as follows:

	2021		2020

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$14	$44	$18	$61
The aggregate related fair value of securities with unrealized losses	299	1,942	150	765

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 180 and 116 securities with a carrying amount of $1,126 and $441, and an unrealized loss of $78 and $50. Of this portfolio, at December 31, 2021 and 2020, 82.5% and 50.1% were investment grade with associated unrealized losses of $56 and $17, respectively.

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 978 and 359 securities with a carrying amount of $7,114 and $2,026 and an unrealized loss of $161 and $85. Of this portfolio, at December 31, 2021 and 2020, 93.9% and 79.6% were investment grade with associated unrealized losses of $144 and $49, respectively.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 13 and 5 securities with a cost of $3 and $0 and no unrealized losses, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2021
Bond, amortized cost	3	$9	$9

Total	3	$9	$9

December 31, 2020
Bond, amortized cost	2	$13	$13
Loan-backed and structured securities, amortized cost	4	10	6

Total	6	$23	$19

The Company did not have any offsetting assets and liabilities at December 31, 2021. The table below presents the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting at December 31, 2020:

December 31, 2020	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$3	$—	$3

Liabilities:
Borrowed money	$967	$—	$967

During 2021 and 2020, respectively, the Company sold, redeemed or otherwise disposed of 153 and 108 securities as a result of a callable feature which generated investment income of $100 and $25 as a result of a prepayment penalty and/or acceleration fee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2021	2020	2019

Proceeds	$10,570	$8,747	$16,076

Gross realized gains	$437	$232	$159
Gross realized losses	(108)	(37)	(56)

Net realized capital gains (losses)	$329	$195	$103

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2021, 2020 and 2019 of $15, $161 and $39, respectively.

At December 31, 2021 and 2020, the Company had no investments in restructured securities.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021
	Farm	Commercial	Total

AAA - AA	$4	$5,342	$5,346
A	36	3,136	3,172
BBB	5	567	572
BB	8	54	62

	$53	$9,099	$9,152

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$7	$4,612	$4,619
A	41	3,491	3,532
BBB	5	767	772
BB	9	82	91

	$62	$8,952	$9,014

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2021, the Company issued mortgage loans with a maximum interest rate of 5.88% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 81%. During 2020, the Company issued mortgage loans with a maximum interest rate of 6.50% and a minimum interest rate of 2.92% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2020 at the time of origination was 79%.

During 2021, the Company issued mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45% for agricultural loans. During 2020, the Company issued mortgage loans with a maximum interest rate of 3.80% and a minimum interest rate of 3.80% for agricultural loans.

During 2021 and 2020, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2021 and 2020:

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$53	$—	$9,099	$9,152
30-59 Days Past Due	—	1	—	1

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$871	$885

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2020
Recorded Investment (All)
Current	$62	$—	$8,846	$8,908
30-59 Days Past Due	—	1	—	1
180+ Days Past Due	—	—	106	106
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$42	$—	$911	$953

At December 31, 2021, the Company held no mortgage loans that were non-income producing for the previous 180 days. At December 31, 2020, multiple mortgage loans with a carrying value of $106 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2021 and 2020. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2021 and 2020, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2021 and 2020, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2021 and 2020, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2021 and 2020 was $0 and $3, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2021	2020	2019

Balance at beginning of period	$ —	$ —	$ —
Additions, net charged to operations	—	1	—
Recoveries in amounts previously charged off	—	(1)	—

Balance at end of period	$ —	$ —	$ —

As of December 31, 2021 and 2020, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

basis. For the years ended December 31, 2021, 2020 and 2019, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2021 and 2020, the Company held a mortgage loan loss reserve in the AVR of $97 and $116, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31

	2021	2020		2021	2020

Pacific	30%	29%	Apartment	53%	48%
South Atlantic	21	23	Office	17	17
Middle Atlantic	13	13	Retail	15	16
E. North Central	9	9	Industrial	13	14
W. South Central	8	9	Medical	1	1
Mountain	8	7	Agricultural	1	1
W. North Central	6	6	Other	—	3
E. South Central	3	3
New England	2	1

At December 31, 2021, 2020 and 2019, the Company had mortgage loans with a total net admitted asset value of $14, $14 and $21, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2021, 2020 and 2019 related to such restructurings. At December 31, 2021 and 2020, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $9, $1 and $5 were taken on real estate in 2021, 2020 and 2019, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2021.

As of December 31, 2021, there were seven properties classified as held for sale. As of December 31, 2020, there were eight properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2021, one property classified as held for sale was disposed. During 2020, one property classified as held for sale was disposed. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2021 and 2020 resulting in net realized gains of $0 and $3, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2021 and 2020 was as follows:

	2021	2020

Home office properties	$ 45	$ 41
Properties held for sale	7	15

	$ 52	$ 56

Accumulated depreciation on real estate at December 31, 2021 and 2020, was $29 and $24, respectively.

Other Invested Assets

The Company recorded impairments of $13, $19 and $5 throughout years 2021, 2020 and 2019, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2021, the Company had ownership interests in fifty-five LIHTC investments with a carrying value of $87. The remaining years of unexpired tax credits ranged from two to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2022 to 2029 is $21. Tax credits recognized in 2021 were $28, and other tax benefits recognized in 2021 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2020, the Company had ownership interests in sixty-four LIHTC investments with a carrying value of $141. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2029 is $30. Tax credits recognized in 2020 was $119 and other benefits recognized in 2020 were $9. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2021 and 2020:

		December 31, 2021
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$2
Economic Redevelopment and Growth Tax Credits	NJ	7	35

Total		$7	$37

		December 31, 2020
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1	$5
Economic Redevelopment and Growth Tax Credits	NJ	6	37

Total		$7	$42

*The unused amount reflects credits that we deem will be realizable in the period 2021-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2021 and 2020 was as follows:

	2021	2020

Fair value - positive	$ 2,171	$ 976
Fair value - negative	(2,988)	(1,557)

At December 31, 2021, 2020 and 2019, the Company has recorded unrealized gains (losses) of ($173), ($334) and ($266), respectively, for the component of derivative instruments utilized for

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2021, 2020 and 2019 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 22 years for forecasted hedge transactions. At December 31, 2021 and 2020, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2021 and 2020, the Company has accumulated deferred gains in the amount of $0 and $1, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2022.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Options:
Calls	$6	$(805)	$(15)
Puts	(6)	(299)	—
Collars	—	(62)	—

Total options	$—	$(1,166)	$(15)

Swaps:
Interest rate	$87	$—	$95
Credit	—	(6)	(3)
Total return	(1,752)	(851)	(621)

Total swaps	$(1,665)	$(857)	$(529)

Futures - net positions	110	480	752

Total realized gains (losses)	$(1,555)	$(1,543)	$208

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)

	2021	2020	2021	2020

Derivative component of RSATs
Credit default swaps	$67	$34	$(8)	$(6)
Interest rate swaps	6	6	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative (liability)
book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)

	2021	2020	2021	2020

Derivative component of RSATs
Credit default swaps	$69	$67	$(7)	$(10)
Interest rate swaps	7	6	—	—

Total	$76	$73	$(7)	$(10)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Derivative component of RSATs
Credit default swaps	$—	$(6)	$(3)
Interest rate swaps	—	—	—

Total	$—	$(6)	$(3)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2021 and 2020:

		2021

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$15	$770	3.4
Credit default swaps referencing indices		—	45	31.6

Subtotal		15	815	4.9

BBB	2
Single name credit default swaps (3)		33	1,914	3.0
Credit default swaps referencing indices		24	1,736	2.1

Subtotal		57	3,650	2.6

BB	3
Single name credit default swaps (3)		2	135	1.2

Subtotal		2	135	1.2

B	4
Single name credit default swaps (3)		1	37	1.1

Subtotal		1	37	1.1

Total		$75	$4,637	3.0

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2020

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$15	$779	3.4
Credit default swaps referencing indices		—	44	32.6

Subtotal		15	823	5.0

BBB	2
Single name credit default swaps (3)		36	1,870	3.5
Credit default swaps referencing indices		24	1,741	2.9

Subtotal		60	3,611	3.2

BB	3
Single name credit default swaps (3)		3	113	1.9

Subtotal		3	113	1.9

B	4
Single name credit default swaps (3)		(1)	50	2.2

Subtotal		(1)	50	2.2

Total		$77	$4,597	3.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2021, there were not any potential future recoveries available to offset the $4,637 from the table above. At December 31, 2020, there were not any potential future recoveries available to offset the $4,597 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2021	2020	2021	2020

Derivative assets:
Credit default swaps	$4,020	$3,813	$69	$67
Currency swaps	641	214	34	21
Equity futures	—	—	5	9
Equity swaps	1,294	969	17	88
Interest rate futures	—	—	—	10
Interest rate swaps	81	2,543	11	100
Options	3,724	9,449	188	278
Derivative liabilities:
Credit default swaps	1,411	1,218	3	—
Currency swaps	664	373	6	30
Equity futures	—	—	4	4
Equity swaps	6,885	8,158	235	472
Interest rate futures	—	—	—	1
Interest rate swaps	6,677	8,233	684	480
Options	(1,724)	(4,960)	114	165

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company also elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through realized loss. The Company received approval from the IID for the redesignation and application of this accounting treatment on June 26, 2020. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2021 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2022	$(37)	$10
2023	(37)	10
2024	(37)	10
2025	(37)	10
2026	(37)	10
2027	(37)	10
2028	(37)	10
2029	(37)	10
2030	(33)	9
2031	(13)	3
Total	$(342)	$92

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2020	$195
2. Amortization	191
3. Deferred Recognition	149

4. Balance at December 31, 2020 [1-(2+3)]	$(145)
5. Amortization	(14)
6. Deferred Recognition	119

7. Balance at December 31, 2021 [4-(5+6)]	$(250)

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2021	2020

Amortized cost	$1	$1
Fair value	(95)	(2)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$6	$(504)	$(41)	$(539)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	(4)	338	355	689
Deferred	(2)	166	(314)	(150)
*Totals shown are pre-tax

December 31, 2020
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$—	$1,819	$(80)	$1,739

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	37	(1,417)	(170)	(1,550)
Deferred	(37)	(402)	250	(189)
*Totals shown are pre-tax

	Year Ended December 31
	2021	2020

Prior year fair value of hedged item	$(3,778)	$(1,395)
Current year fair value of hedged item	(3,026)	(3,021)

Change in fair value attributable to interest rates	$752	$(1,626)

Portion of the fair value change attributed to the hedged risk	$753	$(1,626)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2021

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,073	$—	$—	$—	$2,073
Subject to repurchase agreements	187	—	—	—	187
Subject to dollar repurchase agreements	878	—	—	—	878
FHLB capital stock	130	—	—	—	130
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	4,226	—	—	—	4,226
Pledged as collateral not captured in other categories	1,818	—	—	—	1,818
Other restricted assets	1,392	—	—	—	1,392

Total restricted assets	$10,742	$—	$—	$—	$10,742

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,115	$(42)	$—	$2,073	1.02%	1.02%
Subject to repurchase agreements	200	(13)	—	187	0.09%	0.09%
Subject to dollar repurchase agreements	958	(80)	—	878	0.43%	0.43%
FHLB capital stock	111	19	—	130	0.06%	0.06%
On deposit with states	44	(6)	—	38	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,818	408	—	4,226	2.08%	2.08%
Pledged as collateral not captured in other categories	1,399	419	—	1,818	0.89%	0.90%
Other restricted assets	1,689	(297)	—	1,392	0.68%	0.69%

Total restricted assets	$10,334	$408	$—	$10,742	5.27%	5.29%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2021

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$1,800	$—	$—	$—	$1,800

Secured funding agreements	17	—	—	—	17

AMBAC	1	—	—	—	1

Total	$1,818	$—	$—	$—	$1,818

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$1,376	$424	$—	$1,800	0.89%	0.89%

Secured funding agreements	21	(4)	—	17	0.01%	0.01%

AMBAC	2	(1)	—	1	0.00%	0.00%

Total	$1,399	$419	$—	$1,818	0.90%	0.90%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2021 and 2020:

2021
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,094	$1,094	1.42%	1.43%
Securities lending collateral assets	2,073	2,073	2.69	2.70
Other	17	17	0.02	0.02

Total collateral assets	$3,184	$3,184	4.13%	4.15%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,186	4.59%

2020
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,574	$1,574	2.00%	2.01%
Securities lending collateral assets	2,115	2,115	2.68	2.70
Other	33	33	0.04	0.04

Total collateral assets	$3,722	$3,722	4.72%	4.75%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,724	5.29%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2021	2020	2019
Income:
Bonds	$2,151	$2,025	$1,992
Preferred stocks	4	9	8
Common stocks	228	57	235
Mortgage loans on real estate	483	378	346
Real estate	25	40	55
Policy loans	112	116	117
Cash, cash equivalents and short-term investments	1	24	80
Derivatives	89	606	42
Other invested assets	155	214	64

Gross investment income	3,248	3,469	2,939
Less: investment expenses	167	210	283

Net investment income before amortization of IMR	3,081	3,259	2,656
Amortization of IMR	110	102	109

Net investment income	$3,191	$3,361	$2,765

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2021	2020	2019

Bonds	$311	$53	$58
Preferred stocks	2	(20)	2
Common stocks	11	(13)	25
Mortgage loans on real estate	—	(1)	—
Real estate	(9)	257	30
Cash, cash equivalents and short-term investments	—	(1)	—
Derivatives	(2,474)	249	519
Variable annuity reserve hedge offset	15	(192)	(160)
Other invested assets	488	43	95

Change in realized capital gains (losses), before taxes	(1,656)	375	569
Federal income tax effect	(122)	(128)	(52)
Transfer from (to) interest maintenance reserve	(146)	(134)	(48)

Net realized capital gains (losses) on investments	$(1,924)	$113	$469

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2021	2020	2019

Bonds	$150	$53	$74
Preferred stocks	15	9	(9)
Common stocks	2	22	5
Affiliated entities	(46)	182	467
Derivatives	262	(364)	(787)
Other invested assets	139	3	67
Change in unrealized capital gains (losses), before taxes	522	(95)	(183)
Taxes on unrealized capital gains (losses)	(72)	(31)	(93)

Change in unrealized capital gains (losses), net of tax	$450	$(126)	$(276)

6.	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2021 and 2020 were as follows:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	154	126	206	172
Group life direct business	16	11	23	13

	$171	$137	$230	$185

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2021 and 2020 were as follows:

	Year Ended December 31
	2021	2020

Life insurance reserves	$26,749	$25,805
Annuity reserves and supplementary contracts with life contingencies	18,289	18,328
Accident and health reserves (including long term care)	6,945	6,833

Total policy reserves	$51,983	$50,966

Deposit-type contracts	824	946
Policy claims	1,177	1,257

Total policy reserves, deposit-type contracts and claim liabilities	$53,984	$53,169

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2021 and 2020, the Company had insurance in force aggregating $48,379 and $52,537, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,549 and $1,586 to cover these deficiencies as of December 31, 2021 and 2020, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2021 and 2020.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2021 and 2020, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$1,122	$430	$692
2020 and prior	1,995	(165)	581	1,249

	1,995	$957	$1,011	1,941

Active life reserve	$5,342			$5,442

Total accident and health reserves	$7,337			$7,383

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$—	$1,105	$410	$695
2019 and prior	2,009	(97)	612	1,300

	2,009	$1,008	$1,022	1,995

Active life reserve	$5,136			$5,342

Total accident and health reserves	$7,145			$7,337

The change in the Company’s unpaid claims reserve was ($165) and ($97) for the years ended December 31, 2021 and 2020, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2021 and 2020 was due to significantly better than expected experience primarily due to reduced medical claims and accidental deaths.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2021
2021	$—	$22	$9	$13
2020 and prior	43	(2)	17	24

	$43	$20	$26	$37

Year ended December 31, 2020
2020	$—	$37	$22	$15
2019 and prior	44	(14)	2	28

	$44	$23	$24	$43

The Company increased the claim adjustment expense provision for insured events of prior years during 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2021 and 2020 are approximately $11 and $12, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2021

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$390	$7	$—	$397	— %
At book value less surrender charge of 5% or more	1,531	—	—	1,531	2
At fair value	5	—	74,491	74,496	86

Total with adjustment or at fair value	1,926	7	74,491	76,424	88
At book value without adjustment (minimal or no charge or adjustment)	7,413	—	—	7,413	8
Not subject to discretionary withdrawal provision	2,710	—	575	3,285	4

Total individual annuity reserves	12,049	7	75,066	87,122	100%

Less reinsurance ceded	2,968	—	—	2,968

Net individual annuities reserves	$9,081	$7	$75,066	$84,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2021

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,373	$20	$—	$2,393	5%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	37,440	37,440	80

Total with adjustment or at fair value	2,394	20	37,440	39,854	85
At book value without adjustment (minimal or no charge or adjustment)	5,128	—	—	5,128	11
Not subject to discretionary withdrawal provision	2,029	—	46	2,075	4

Total group annuities reserves	9,551	20	37,486	47,057	100%

Less reinsurance ceded	343	—	—	343

Net group annuities reserves	$9,208	$20	$37,486	$46,714

	December 31 2021

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	246	—	—	246	27
Not subject to discretionary withdrawal provision	583	66	21	670	72

Total deposit-type contracts	834	66	21	921	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$824	$66	$21	$911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,324
Exhibit 5, Supp contracts with life contingencies section, total (net)	965
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	824

Subtotal	19,113
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	112,005
Exhibit 3, Supp contracts with life contingencies section, total	574
Other contract deposit funds	87

Subtotal	112,666

Combined total	$131,779

	December 31 2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$466	$7	$—	$473	1%
At book value less surrender charge of 5% or more	1,411	—	—	1,411	2
At fair value	4	—	74,045	74,049	83

Total with adjustment or at fair value	1,881	7	74,045	75,933	86
At book value without adjustment (minimal or no charge or adjustment)	8,050	—	—	8,050	9
Not subject to discretionary withdrawal provision	3,943	—	497	4,440	5

Total individual annuity reserves	13,874	7	74,542	88,423	100%

Less reinsurance ceded	3,027	—	—	3,027

Net individual annuity reserves	$10,847	$7	$74,542	$85,396

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,886	$23	$—	$1,909	4%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	34,723	34,723	82

Total with adjustment or at fair value	1,907	23	34,723	36,653	86
At book value without adjustment (minimal or no charge or adjustment)	4,066	—	—	4,066	9
Not subject to discretionary withdrawal provision	2,124	—	42	2,166	5

Total group annuity reserves	8,097	23	34,765	42,885	100%

Less reinsurance ceded	358	—	—	358

Net group annuity reserves	$7,739	$23	$34,765	$42,527

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	2	—	—	2	—
Not subject to discretionary withdrawal provision	691	52	18	761	99

Total deposit-type contracts	698	52	18	768	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$688	$52	$18	$758

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,423
Exhibit 5, Supp contracts with life contingencies section, total (net)	906
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	945

Subtotal	19,274
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	108,841
Exhibit 3, Supp contracts with life contingencies section, total	496
Other contract deposit funds	70

Subtotal	109,407

Combined total	$128,681

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2021

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$291	$291	$425
Universal life	9,159	8,738	9,629
Universal life with secondary guarantees	5,763	5,626	13,350
Indexed universal life with secondary guarantees	5,803	3,953	5,328
Other permanent cash value life insurance	4,640	4,640	7,094
Variable universal life	656	722	1,496
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,140
Accidental death benefits	—	—	51
Disability- active lives	—	—	40
Disability- disabled lives	—	—	164
Miscellaneous reserves	—	—	1,871

Total (gross)	26,312	23,970	47,588
Reinsurance ceded	4,592	4,592	20,839

Total (net)	$21,720	$19,378	$26,749

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$669	$669	$669

Total (net)	$669	$669	$669

	December 31
	2021

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,979	$8,969	$10,471

Total (net)	$8,979	$8,969	$10,471

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$25,835
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	20
Exhibit 5, Disability - disabled lives section, total (net)	144
Exhibit 5, Miscellaneous reserves section, total (net)	724

Subtotal	26,749
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,140

Subtotal	11,140

Combined total	$37,889

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$254	$254	$389
Universal life	9,936	9,515	11,720
Universal life with secondary guarantees	5,153	5,043	10,712
Indexed universal life with secondary guarantees	4,663	3,067	4,301
Other permanent cash value life insurance	4,573	4,573	7,046
Variable universal life	661	644	1,529
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,349
Accidental death benefits	—	—	50
Disability- active lives	—	—	49
Disability- disabled lives	—	—	167
Miscellaneous reserves	—	—	1,921

Total (gross)	25,240	23,096	46,233
Reinsurance ceded	4,203	4,203	20,428

Total (net)	$21,037	$18,893	$25,805

	December 31
	2020

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$665	$665	$665

Total (gross)	665	665	665

Total (net)	$665	$665	$665

	December 31
	2020

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,292	$8,274	$9,689

Total (gross)	8,292	8,274	9,689

Total (net)	$8,292	$8,274	$9,689

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$24,725
Exhibit 5, Accidental death benefits section total (net)	23
Exhibit 5, Disability - active lives section, total (net)	23
Exhibit 5, Disability - disabled lives section, total (net)	146
Exhibit 5, Miscellaneous reserves section, total (net)	888

Subtotal	25,805
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,354

Subtotal	10,354

Combined total	$36,159

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2021, 2020 and 2019 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$—	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$80	$2	$119,013	$119,095
Amortized cost	—	665	—	—	665

Total as of December 31, 2020	$—	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$—	$30	$—	$—	$30
At fair value	—	—	—	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	—	665	—	—	665

Subtotal	—	695	—	118,457	119,152
Not subject to discretionary withdrawal	—	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$—	$745	$2	$119,013	$119,760

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$—	$—	$12	$9,623	$9,635

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$65	$18	$109,833	$109,916
Amortized cost	—	653	—	—	653

Total as of December 31, 2019	$—	$718	$18	$109,833	$110,569

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$—	$35	$—	$—	$35
At fair value	—	—	—	109,384	109,384
At book value without fair value adjustment and with current surrender charge of less than 5%	—	653	—	—	653

Subtotal	—	688	—	109,384	110,072
Not subject to discretionary withdrawal	—	30	18	449	497

Total separate account reserve liabilities at December 31, 2019	$—	$718	$18	$109,833	$110,569

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2021	2020	2019

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$8,164	$9,484	$10,116
Transfers from separate accounts	(17,029)	(14,305)	(15,216)

Net transfers from separate accounts	(8,865)	(4,821)	(5,100)
Miscellaneous reconciling adjustments	(16)	(29)	(30)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(8,881)	$(4,850)	$(5,130)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $126,074 and $121,803, respectively. The assets legally insulated from general account claims at December 31, 2021 and 2020 are attributed to the following products:

	2021	2020

Group annuities	$35,216	$32,435
Variable annuities	78,162	77,850
Fixed universal life	700	696
Variable universal life	10,366	9,257
Variable life	1,526	1,492
Modified separate accounts	79	50
Registered market value annuity product - SPL	13	12
WRL asset accumulator	12	11

Total separate account assets	$126,074	$121,803

At December 31, 2021 and 2020, the Company held separate account assets not legally insulated from the general account in the amount of $14 and $17, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $579, $565, $552, $550 and $538, to the general account in 2021, 2020, 2019, 2018 and 2017, respectively. During the years ended December 31, 2021, 2020, 2019, 2018 and 2017 the general account of the Company had paid $45, $75, $75, $69 and $70 respectively, toward separate account guarantees.

At December 31, 2021 and 2020, the Company reported guaranteed separate account assets at amortized cost in the amount of $674 and $678, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $748 and $786 at December 31, 2021 and 2020, respectively, which would have resulted in an unrealized gain/(loss) of $74 and $107, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.   Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2021	2020	2019

Direct premiums	$17,591	$19,191	$17,922
Reinsurance assumed - non affiliates	1,272	1,248	1,279
Reinsurance assumed - affiliates	(1)	2	215
Reinsurance ceded - non affiliates	(3,594)	(2,612)	(2,540)
Reinsurance ceded - affiliates	(786)	(1,106)	(1,168)

Net premiums earned	$14,482	$16,723	$15,708

The Company received reinsurance recoveries in the amount of $3,824, $4,316 and $4,468, during 2021, 2020 and 2019, respectively. At December 31, 2021 and 2020, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,053 and $939. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2021 and 2020 of $36,616 and $36,764, respectively, of which $13,078 and $13,916 were ceded to affiliates.

During 2021, 2020 and 2019, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $195 ($127 after tax), $274 ($179 after tax) and $213 ($139 after tax), respectively.

Effective December 31, 2021, the Company ceded universal life with secondary guarantee insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which has been included in the Statement of Operations. There was a reversal of tax timing differences and release of risk based capital required that offset the pre-tax loss resulting in a neutral impact to the Risk Based Capital ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

On January 29, 2020, Senior Health Insurance Company of Pennsylvania (SHIP) was placed in rehabilitation by order of the Commonwealth Court of Pennsylvania. The Company worked with the Receiver on a proposal to recapture the business throughout 2020 and a proposal was approved on December 29, 2020. The agreement resulted in the Company recapturing all business previously ceded to SHIP and receiving $310 of assets held in trust while legal proceedings were underway. The assets in excess of the ultimate settlement of the liabilities will be returned to the receiver. The Company will also assume responsibility for administration of the business. No gain or loss was recognized as part of the recapture.

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15, recaptured $68 in policyholder reserves, and net due, deferred and advance premiums of $2. The transaction resulted in a pre-tax loss of $51, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $14 with a corresponding charge to unassigned surplus.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39, recaptured $2 in policyholder reserves, and policy loans of $1. The transaction resulted in a pre-tax loss of $40 which was partially offset by a commission expense allowance of $6 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2021 financial statements. The impact was a $109 charge reported in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9.   Income Taxes

The net deferred income tax asset at December 31, 2021 and 2020 and the change from the prior year are comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,915	$181	$2,096
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	1,904	181	2,085
Deferred Tax Assets Nonadmitted	264	—	264

Subtotal (Net Deferred Tax Assets)	1,640	181	1,821
Deferred Tax Liabilities	701	295	996

Net Admitted Deferred Tax Assets (Liabilities)	$939	$(114)	$825

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,923	$243	$2,166
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,923	243	2,166
Deferred Tax Assets Nonadmitted	226	—	226

Subtotal (Net Deferred Tax Assets)	1,697	243	1,940
Deferred Tax Liabilities	698	430	1,128

Net Admitted Deferred Tax Assets (Liabilities)	$999	$(187)	$812

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(8)	$(62)	$(70)
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	(19)	(62)	(81)
Deferred Tax Assets Nonadmitted	38	—	38

Subtotal (Net Deferred Tax Assets)	(57)	(62)	(119)
Deferred Tax Liabilities	3	(135)	(132)

Net Admitted Deferred Tax Assets (Liabilities)	$(60)	$73	$13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2021	2020	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$745	$824	$(79)
Investments	208	227	(19)
Deferred acquisition costs	574	534	40
Policyholder dividends accrual	4	3	1
Compensation and benefits accrual	40	34	6
Receivables - nonadmitted	37	32	5
Net operating loss carry-forward	50	—	50
Tax credit carry-forward	166	144	22
Contingent experience rate refunds	22	32	(10)
Bad debt allowance	23	17	6
Litigation reserve	19	36	(17)
Other (including items <5% of total ordinary tax assets)	27	40	(13)

Subtotal	1,915	1,923	(8)

Statutory valuation allowance adjustment	11	—	11
Nonadmitted	264	226	38

Admitted ordinary deferred tax assets	1,640	1,697	(57)

Capital
Investments	181	243	(62)

Subtotal	181	243	(62)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	181	243	(62)

Admitted deferred tax assets	$1,821	$1,940	$(119)

	Year Ended December 31
	2021	2020	Change

Deferred Tax Liabilities:
Ordinary
Investments	$521	$467	$54
Policyholder reserves	168	223	(55)
Other (including items <5% of total ordinary tax liabilities)	12	8	4

Subtotal	701	698	3
Capital
Investments	295	430	(135)

Subtotal	295	430	(135)

Deferred tax liabilities	996	1,128	(132)

Net admitted deferred tax assets (liabilities)	$825	$812	$13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2021, the Company recorded a tax valuation allowance of $11 for deferred tax assets related to its foreign tax credit carryover. No valuation allowance was recorded in 2020. The ultimate realization of this deferred tax asset depends on generation of sufficient future foreign source taxable income before the foreign tax credit carryover expires in 2031. After considering projected foreign source taxable income, credit expirations and tax planning strategies, the Company does not expect to generate sufficient foreign source income in future years to realize all of its foreign tax credit carryover.

As discussed in Note 2, for the years ended December 31, 2021 and 2020, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	777	44	821
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	777	44	821
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	968
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	862	134	996

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,639	$181	$1,820

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2020
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	754	57	811
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	754	57	811
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,095
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	943	185	1,128

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,697	$243	$1,940

			Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$2	$2
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23	(13)	10
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23	(13)	10
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(127)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(81)	(51)	(132)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(58)	$(62)	$(120)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021	2020	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	709%	735%	-26%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$6,452	$7,298	$(846)

The impact of tax planning strategies at December 31, 2021 and 2020 was as follows:

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	12%	0%	12%

	December 31, 2020
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$(185)	$(109)	$(76)

Subtotal	(185)	(109)	(76)
Federal income tax on net capital gains	122	128	(6)

Federal and foreign income taxes incurred	$(63)	$19	$(82)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$(109)	$(39)	$(70)

Subtotal	(109)	(39)	(70)
Federal income tax on net capital gains	128	52	76

Federal and foreign income taxes incurred	$19	$13	$6

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2021	2020	2019

Current income taxes incurred	$(63)	$19	$13

Change in deferred income taxes	(123)	126	160
(without tax on unrealized gains and losses)

Total income tax reported	$(186)	$145	$173

Income before taxes	$194	$1,444	$3,770
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$41	$303	$792

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$15	$17	$21
Dividends received deduction	(94)	(59)	(90)
Tax-exempt income	(74)	(3)	(11)
Nondeductible expenses	5	6	5
Pre-tax items reported net of tax	(77)	(35)	(53)
Tax credits	(38)	(40)	(43)
Prior period tax return adjustment	3	(11)	15
Change in statutory valuation allowance	11	(14)	14
Change in uncertain tax positions	(3)	—	—
Deferred tax change on other items in surplus	24	(20)	(478)
Other	1	1	1

Total income tax reported	$(186)	$145	$173

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2021.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$238	12/31/2021	N/A

Operating Loss Total	$238

Foreign Tax Credit	$11	12/31/2021	12/31/2031

Foreign Tax Credit Total	$11

General Business Credit	$1	12/31/2012	12/31/2032
General Business Credit	15	12/31/2013	12/31/2033
General Business Credit	20	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	18	12/31/2021	12/31/2041

General Business Credit Total	$156

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2019	$—
2020	$40
2021	$—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2020	$21
Tax positions taken during prior period	—

Balance at December 31, 2020	$21
Tax positions taken during prior period	(3)

Balance at December 31, 2021	$18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2019	$3	$—	$3
Interest expense (benefit)	6	—	6
Cash received (paid)	—	—	—

Balance at December 31, 2019	$9	$—	$9
Interest expense (benefit)	—	—	—
Cash received (paid)	—	—	—

Balance at December 31, 2020	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2016 amended tax returns. Federal income tax returns filed in 2018 through 2020 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2021 and 2020.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2021 and 2020. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2021 and 2020.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2022, without the prior approval of insurance regulatory authorities, is $2,078.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725 to CGC.

On June 21, 2019, the Company paid a return of capital of $250 to CGC.

On February 1, 2019, the Company paid an ordinary common stock dividend of $8 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2021 and 2020, the Company met the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. On December 20, 2019, the Company repaid in full its $57 surplus note with TA Corp and made a partial repayment of $43 on its surplus note with CGC. On June 21, 2019, the Company repaid $150 on its surplus note with TA Corp. The Company received approval from IID for each of these transactions as well as prior to making quarterly interest payments.

11.   Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2021 and 2020, respectively, securities with a fair value of $1,919 and $2,000 were on loan under securities lending agreements. At December 31, 2021 and 2020, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,073 and $2,115 at December 31, 2021 and 2020, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2021	2020

Open	$2,073	$2,115
Securities received	—	—

Total collateral received	$2,073	$2,115

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$123	$123	$215	$215
30 days or less	675	675	656	656
31 to 60 days	511	511	429	429
61 to 90 days	208	208	219	219
91 to 120 days	100	100	393	393
121 to 180 days	356	356	203	203
181 to 365 days	100	100	—	—

Total	2,073	2,073	2,115	2,115
Securities received	—	—	—	—

Total collateral reinvested	$2,073	$2,073	$2,115	$2,115

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,074 (fair value of $2,073) that are currently tradable securities that could be sold and used to pay for the $2,073 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $13, $14 and $14 was allocated to the Company for the years ended December 31, 2021, 2020 and 2019, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $28, $27 and $28 for the years ended December 31, 2021, 2020 and 2019, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5, $5 and $6 for the years ended December 31, 2021, 2020 and 2019, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2021, 2020 and 2019 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $690, $703 and $486 during 2021, 2020 and 2019, respectively. The amount paid as a result of being a party to these agreements was $679, $698 and $352 during 2021, 2020 and 2019, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $29, $20 and $5 for these services during 2021, 2020 and 2019, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $89 and $97 for these services during 2021, 2020 and 2019, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $168, $149 and $151 for these services during 2021, 2020 and 2019, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $9, $43 and $51 for the years ended December 31, 2021, 2020 and 2019, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2021, 2020 and 2019, the Company received (paid) net interest of $0, $0 and ($2) from (to) affiliates, respectively. At December 31, 2021 and 2020, respectively, the Company reported net receivables (payables) from (to) affiliates of $118 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

$191. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2021, the Company had no short-term intercompany notes receivable. At December 31, 2020, the Company had short-term intercompany notes receivable of $149. In accordance with SSAP No. 25, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$ 5	August 3, 2021	0.10%
TA Corp	128	October 1, 2021	0.07%
TA Corp	10	November 24, 2021	0.09%
TA Corp	6	December 15, 2021	0.08%

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$20
Real Estate Alternatives Portfolio 3, LLC	15
Real Estate Alternatives Portfolio 4 HR, LLC	61
Real Estate Alternatives Portfolio 4 MR, LLC	6
Aegon Workforce Housing Fund 2, L.P.	155
Aegon Workforce Housing Fund 3, L.P.	17
Natural Resources Alternatives Portfolio I, LLC	212
Natural Resources Alternatives Portfolio II, LLC	42
Natural Resources Alternatives Portfolio 3, LLC	167
TA Private Equity Assets LLC	386
Zero Beta Fund, LLC	34
TA-APOP I, LLC	34
TA-APOP II, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2021 and 2020:

December 31, 2021
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	121	121	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$121	$121	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,358	$1,358	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,358	$1,358	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,479	$1,479	$—

Aggregate Total	XXX	$1,479	$1,479	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	6	6	—
Transamerica Asset Management, Inc.	77	97	97	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$103	$103	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,462	$1,462	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,462	$1,462	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,565	$1,565	$—

Aggregate Total	XXX	$1,565	$1,565	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	12/16/2021	99	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$99	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/15/2022	$1,187	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$1,187	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,286	—	—	—

Aggregate Total	—	—	$1,286	—	—	—

    *S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

    ** I - Immaterial or M - Material

     (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	S2	12/21/2020	—	Y	N	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		21	—	—	I
Transamerica Asset Management, Inc.	S2	12/17/2020	91	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$112	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/18/2021	$941	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$941	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,053	—	—	—

Aggregate Total	—	—	$1,053	—	—	—

    *S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

    ** I - Immaterial or M - Material

     (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.                                                                              Excess of loss reinsurance asset

Transamerica Pacific Reinsurance, Inc. (TPRe)                             Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)      Credit linked note

TLIC Watertree Reinsurance, Inc. (TWRI)     Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment

SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(2,131)	$—	$—
Transamerica Pacific Reinsurance, Inc.**	—	(1,213)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,432)	1,311	—
TLIC Watertree Reinsurance, Inc.	—	(1,044)	539	—

*Per AP&P Manual (without permitted or prescribed practices)

**The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 15. Commitments and Contingencies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the years ended December 31, 2021, 2020 and 2019, respectively, is:

Total Direct Premiums Written / Produced By

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	December 31,
					2021	2020	2019
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$ —	$ 247	$ 631

Total					$ —	$ 247	$ 631

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no premiums written in 2021 as the contract with Vanguard was terminated in December of 2020. During 2020, the premiums written declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2021 and 2020, the Company has mortgage loan commitments of $284 and $289, respectively.

The Company has contingent commitments of $832 and $893, as of December 31, 2021 and 2020, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $21 and $30, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2021 and 2020 was $22 and $20, respectively.

Private placement commitments outstanding as of December 31, 2021 and 2020 were $174 and $115, respectively.

The Company sold ($26) and $0 of “to-be-announced” (TBA) securities as of December 31, 2021 and 2020, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2021 and 2020, respectively, was $217 and $295.

At December 31, 2021 and 2020, securities in the amount of $76 and $61, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2021 and 2020. The current assessment of risk of making payments under these guarantees is remote.

As of January 20, 2020, the Company has been discharged of its guarantee to the Monetary Authority of Singapore (MAS) to provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and ensure that TLB was able to continue to meet, pay and settle all present and future obligations. The Company was not required to provide funds prior to the discharge of the guarantee on January 20, 2020 because TLB maintained adequate liquidity to settle its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

then current rating or AA, whichever is lower. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2021 and 2020, TLB holds related statutory-basis policy and claim reserves of $2,328 and $2,315, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2021 and 2020, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,504 and $3,533, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2021 and 2020, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

future payments for those contracts. The direct statutory reserve established at December 31, 2021 and 2020 for the total payout block is $4,990 and $5,124, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2021 or 2020 under this agreement. As of December 31, 2021 and 2020, there is no amount committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2021 and 2020:

	December 31
	2021	2020

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,832	$5,848

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	5,832	5,848
Other	—	—

Total impact if action required	$5,832	$5,848

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,674 and $5,793 at December 31, 2021 and 2020, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2021 and 2020, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2021	2020

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	120	101
Excess Stock	—	—

Total	$130	$111

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2021 and 2020, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2021
Total Collateral Pledged	$4,575	$4,226
Maximum Collateral Pledged	4,893	4,486

	Fair Value	Carry Value

December 31, 2020
Total Collateral Pledged	$4,215	$3,818
Maximum Collateral Pledged	4,258	3,860

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the borrowings from the FHLB were as follows:

	December 31, 2021		December 31, 2020

	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$2,995	$—	$2,515	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$2,995	$—	$2,515	$—

[1]	The maximum amount of borrowing during 2021 was $2,995
[2]	The maximum amount of borrowing during 2021 was $0

As of December 31, 2021, the weighted average interest rate on FHLB advances was 0.409% with a weighted average term of 2.3 years. As of December 31, 2020, the weighted average interest rate on FHLB advances was 0.443% with a weighted average term of 2.3 years.

At December 31, 2021 and 2020, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $53,440 and $56,004 as of December 31, 2021 and 2020, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2021 and 2020.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

The Company had been named in two class actions, as well as several individual lawsuits, relating to increases in monthly deduction rates on universal life products. The Company settled the two class actions, one in January 2019 and one in April 2020. In connection with the class actions, the Company continues to defend against lawsuits by opt out class members. The Company held provisions totaling $69 and $170 for these lawsuits as of December 31, 2021 and December 31, 2020, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $9 and an offsetting premium tax benefit $6 and $7 at December 31, 2021 and 2020, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3 for the years ended December 31, 2021, 2020 and 2019.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2021 and 2020:

December 31, 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$204
Fair Value	$230	$204	$231	$227

Ending Balance
BACV	XXX	XXX	XXX	$187
Fair Value	$220	$204	$227	$208

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

Ending Balance
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

	2021			2020

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$140	$47	$187	$160	$40	$200
Bonds - FV	159	49	208	190	42	232

These securities have maturity dates that range from 2022 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2021 and 2020:

December 31, 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$136	$169	$190	$103

Ending Balance (1)
Cash	$136	$169	$79	$103

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$131	$164	$182	$101
Ending Balance (1)
Cash	$131	$162	$79	$100

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2021 and 2020, the Company had dollar repurchase agreements outstanding in the amount of $873 and $969, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $2 and $2, at December 31, 2021 and 2020, respectively. At December 31, 2021, securities with a book value of $878 and a fair value of $872 were subject to dollar repurchase agreements. These securities have maturity dates that range from November 1, 2022 to December 1, 2051. At December 31, 2020, securities with a book value of $958 and a fair value of $972 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2021	2020

Open	$872	$967
Securities received	—	—

Total collateral received	$872	$967

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2021 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC 5	1	$—	$—	$—
Common stocks	11	$109	$109	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements. There are no reconciling items for 2021.

December 31 2020

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291
Increase in commissions and expense allowances on reinsurance ceded	(69)
Increase in reserve adjustment on reinsurance ceded	193
Decrease in fee revenue and other income	3
Increase in commissions	69
Increase in general insurance expenses and other	(196)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291

The reconciling differences to the Annual Statement for the prior year is driven by elimination of affiliated activity for the merged entities in 2020.

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2021 through April 14, 2022.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2021. On March 29, 2022, the Company received a $100 capital contribution from its parent, CGC, which further increased surplus already above company action level.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On February 24, 2022, Russia invaded Ukraine, which caused a humanitarian crisis and is also impacting global financial markets and causing economic turbulence. At the date of this report the depth and length of this invasion is unknown, and the situation is changing rapidly from day to day. While the Company has no direct investment exposure to Ukraine or Russia, the indirect impacts to global markets need to be closely monitored. The Company is closely monitoring the financial markets and economic turbulence that has arisen as a consequence of the situation and the related international sanctions, and its potential impact on the Company. The most significant risks the Company faces are related to financial markets, particularly from volatility in credit, equity, and interest rates. The Company is actively managing its risks and capital position to maintain a robust balance sheet, as the Company navigates through the uncertainty created by the current geopolitical situation. While it is too early to provide long-term impacts, if any, management has determined that the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2021

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$6,723	$9,151	$7,160
States, municipalities and political subdivisions	2,921	3,129	2,921
Foreign governments	543	562	541
Hybrid securities	325	393	325
All other corporate bonds	39,017	43,957	38,995
Preferred stocks	109	120	120

Total fixed maturities	49,638	57,312	50,062

Equity securities
Common stocks:
Industrial, miscellaneous and all other	151	198	198

Total equity securities	151	198	198

Mortgage loans on real estate	9,153		9,153
Real estate	52		52
Policy loans	1,986		1,986
Other long-term investments	1,504		1,504
Receivable for securities	32		32
Receivable for derivative cash collateral posted to counterparty	217		217
Securities lending	2,073		2,073
Cash, cash equivalents and short-term investments	2,126		2,126

Total investments	$66,932		$67,403

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $50 are held at fair value rather than amortized cost. Preferred stock of $120 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

Year ended December 31, 2020
Individual life	$24,275	$—	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	—	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

Year ended December 31, 2019
Individual life	$22,141	$—	$472	$2,884	$1,267	$2,658	$1,255
Individual health	5,567	185	299	750	357	1,034	262
Group life and health	2,463	31	138	866	155	471	305
Annuity	15,478	—	34	11,208	986	16,001	(4,217)

	$45,649	$216	$943	$15,708	$2,765	$20,164	$(2,395)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73%
Individual health	787	62	12	737	2%
Group life and health	920	136	17	801	2%
Annuity	11,424	166	13	11,271	0%

	$17,591	$4,380	$1,271	$14,482	9%

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

Year ended December 31, 2019
Life insurance in force	$726,805	$809,789	$421,752	$338,768	124%

Premiums:
Individual life	$4,575	$2,988	$1,297	$2,884	45%
Individual health	797	66	19	750	3%
Group life and health	968	137	35	866	4%
Annuity	11,582	517	143	11,208	1%

	$ 17,922	$ 3,708	$ 1,494	$ 15,708	10%

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the Separate Account. Note 1

(b)	Custodian Agreements. Not applicable

(c)	Underwriting Contracts

(c)(1)	Amended and Restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company on its own behalf and on behalf of the Separate Account, and Transamerica Capital, Inc. Note 2

(d)	Contracts

(d)(1)	Broker Dealer and Life Insurance Company Product Sales Agreement. Note 3

(d)(2)	Group Variable Annuity Contract. Note 4

(d)(3)	Individual Variable Annuity Contract. Note 5

(d)(4)	Enrollment Form (Group). Note 4

(d)(5)	Enrollment Form (Individual). Note 5

(e)	Applications. Not Applicable

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 6

(f)(1)(i)	Articles of Incorporation of Transamerica Life Insurance Company. Note 7

(f)(2)	ByLaws of Transamerica Life Insurance Company. Note 6

(f)(2)(i)	ByLaws of Transamerica Life Insurance Company. Note 7

(g)	Reinsurance Contracts

(g)(1)(i)	Reinsurance Agreement No. FUV-1 between Transamerica Life Insurance Company and Union Hamilton Reinsurance Limited dated April 1, 2001. Note 8

(g)(2)	Reinsurance Agreement Amendment No. 1 to Agreement FUV-1 between Transamerica Life Insurance Company and Union Hamilton Reinsurance Limited dated April 1, 2001. Note 8

(h)	Participation Agreements

(h)(1)	Daily Valuation Agency Agreement (Vanguard). Note 4

(h)(2)	Vanguard DCC&S Agreement (Individual). Note 5

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Other Opinions Consent of Independent Registered Public Accounting Firm. Filed herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Form of Initial Summary Prospectuses. Not Applicable

(p)	Powers of Attorney - Filed herewith.

Note 1.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-163878) filed on December 21, 2009.

Note 2.	Incorporated herein by reference to the Post-Effective Amendment No. 50 to Form N-4 Registration Statement (File No. 33-33085) filed on February 15, 2011.

Note 3.	Incorporated herein by reference to the Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) filed on February 15, 2008.

Note 4.	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-163878) on August 16, 2010.

Note 5.	Incorporated herein by reference to the Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-163878) filed on April 29, 2011.

Note 6.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-62738) filed on June 11. 2001.

Note 7.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-169445) on September 17, 2010.

Note 8.	Incorporated herein by reference to the Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-110049) filed on April 29, 2009.

Item 28. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Principal Business Address	Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director, Chief Executive Officer, Individual Solutions Division and President

Fred Gingerich 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Chairman of the Board, Controller, Assistant Treasurer and Vice President

Karyn Polak 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President

Matthew McCorry 100 Light Street Baltimore, MD 21202	Director, Chief Operating Officer, Individual Solutions Division

Christopher Ashe 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer

Zachary Harris 6400 C Street SW Cedar Rapids, Iowa 52404	Director

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2021, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Managing Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON AM Private Equity Partners I, LLC	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 65, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 66, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 67, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company owns 73.548%; Commonwealth General Corporation owns 26.452%	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 50, LLC	Delaware	Members: Members: Managing Member - Aegon Community Investments 50, LLC (0%); Aegon LIHTC Fund 63, LLC (51.0049%); non- affiliate of AEGON, Citibank, N.A. (48.9951%)	Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (24%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware

Non-Member Manager: Aegon Community Investments 62, LLC (.01%); non-affiliates of AEGON, Ally Bank (10.11%); Allstate (20.48%); Bank of the West (6.57%); Farm Bureau Property & Casualty (6.74%); Minnesota Life Insurance Company (6.74%); Santander Bank, N.A. (5.39%); State Street Bank and Trust Company (34.22%); U.S. Bancorp Community Development Corporation (6.57%); Zions Bancorporation, N.A. (3.17%)

Investments
Aegon LIHTC Fund 63, LLC	Delaware	Non-Member Manager: Aegon Community Investments 63, LLC (0%); non-affiliate of AEGON, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
Aegon LIHTC Fund 65, LLC	Delaware

Non-Member Manager: Aegon Community Investments 62, LLC (.01%); non-affiliates of AEGON, Ally Bank (10.11%); Allstate (20.48%); Bank of the West (6.57%); Farm Bureau Property & Casualty (6.74%); Minnesota Life Insurance Company (6.74%); Santander Bank, N.A. (5.39%); State Street Bank and Trust Company (34.22%); U.S. Bancorp Community Development Corporation (6.57%); Zions Bancorporation, N.A. (3.17%)

Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 66, LLC	Delaware	Members: Aegon Community Investments 66, LLC (.01%); non- affiliates of AEGON, Bank of the West (49.995%) and Cedar Rapids Bank & Trust (49.995%)	Investments
Aegon LIHTC Fund 67, LLC	Delaware	Member Manager: Aegon Community Investments 67, LLC	Investments
Aegon Loan Opportunitities Partners, LLC	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
Aegon Loan Opportunitities Fund I, LP	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Tramsamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII, L.P. (72.1591%).	Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Private Opportunities Partners I, LLC	Delaware	Sole member: Transamerica Life Insurance Company	Investments (private equity)
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3,LP	Delaware	General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (90%) and Transamerica Financial Life Insurance Company (10%)	Investments
Aegon Workforce Housing JV 4A, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (44.5%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (27.75%), Landmark Real Estate Partners VIII, L.P. (26.6988578%), NCL Investments II, L.P. (1.05111422%)

Investments
Aegon Workforce Housing JV 4B, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (25%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (37.5%), Landmark Real Estate Partners VIII, L.P. (36.0795375%), NCL Investments II, L.P. (1.4204625%)

Investments
Aegon Workforce Housing JV 4C, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (10%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (45%), Landmark Real Estate Partners VIII, L.P. (43.295445%), NCL Investments II, L.P. (1.704555%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager: AWHSA Manager 1, LLC.

Multifamily private equity structure with third- party Investor

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHJV4 Manager, LLC	Delaware	Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FSBA AAM Strategic Fund I, LP	Delaware	Sole Member: Aegon AM Private Equity Parnters I, LLC	Investments
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Managing Member, Garnet Community Investments XII (.01%), Garnet LIHTC Fund XII-A, LLC (79.9%); Garnet LIHTC Fund XII-B (13.30%), Garnet LIHTC Fund XII-C (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%).	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Managing Member, Garnet Community Investments .01%; Garnet LIHTC Fund XIII-A (68.10%); Garnet LIHTC Fund XIII-B (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (99.99%); Transamerica Life insurance Company (.01%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance

Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non- AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California	Partners: Garnet Community Investments, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Affordable housing
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%)~~;~~ Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)
TA-APOP I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Private equity vehicle
TA-APOP II, LLC	Delaware	Members: Transamerica Life Insurance Company (56%); Transamerica Financial Life Insurance Company (44%)	Private equity vehicle
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Ventures Fund II, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
ULI Funding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding Company
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, LLC	Iowa	Sole Member: AUSA Holding, LLC	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (69.15%); Transamerica Financial Life Insurance Company (16.58%); Transamerica Pacific Insurance Company, Ltd. (14.27%). Manager: AEGON USA

Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A, Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II, Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
David Curry	(3)	Director, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Director, Chief Compliance Officer and Vice President
Timothy Ackerman	(3)	Director and Vice President
Mark Halloran	(3)	Director and Vice President
Jennifer Pearce	(3)	Director and Vice President
Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street S.W., Cedar Rapids, Iowa 52499-0001.

Item 33. Management Services.

All management service policies, if any, are discussed in Part A or Part B.

Item 34. Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on April 29, 2022.

SEPARATE ACCOUNT VA FF
Registrant

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

Jamie Ohl*
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 29, 2022.

Signatures	Title

Director and President (principal executive officer)
*
Jamie Ohl

Director, Chairman of the Board, Controller, Vice
*	President and Assistant Treasurer (principal accounting
Fred Gingerich	officer)

*	Director, Chief Operating Officer, Individual Solutions
Matthew McCorry	Division

*	Director, General Counsel, Secretary and Senior Vice
Karyn Polak	President

*	Chief Financial Officer, Executive Vice President and
Christopher Ashe	Treasurer (principal financial officer)

*	Director
Zachary Harris

*	Director
Chris Giovanni

/s/Brian Stallworth Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.